                                                        Exhibit 17(k)
Seligman
Municipal Funds

 -------------------------------------------------------------------------------

Seligman Municipal Series Trust
    -  California High-Yield Fund
    -  California Quality Fund
    -  Florida Fund
    -  North Carolina Fund
Seligman New Jersey Municipal Fund, Inc.
Seligman Pennsylvania Municipal Fund Series

                                                   Annual Report
                                                   September 30, 2008

                                                   Seeking Income Exempt
                                                   From Regular Income Tax

                                                   (J. & W. SELIGMAN LOGO)

            (SELIGMAN LOGO)



EXPERIENCE

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients' wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

INSIGHT

Asset management is driven by insight -- into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company's prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

SOLUTIONS

Seligman's commitment to the development of innovative investment products -- including the nation's first growth mutual fund, pioneering single-state municipal funds, and one of the country's premier technology funds -- defines our past and informs our future. Our ongoing research into the nature of investment risk -- begun in the early 1990s -- has resulted in the Seligman Time Horizon Matrix(R) asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.


TABLE OF CONTENTS



To The Shareholders............    1

Interview With Your
Portfolio Managers.............    2

Performance and
Portfolio Overview.............    4

Understanding and Comparing
Your Fund's Expenses...........   12

Portfolios of Investments......   14

Statements of Assets
and Liabilities................   20

Statements of Operations.......   21

Statements of
Changes in Net Assets..........   22

Notes to Financial
Statements.....................   25

Financial Highlights...........   36

Report of Independent
Registered
Public Accounting Firm.........   46

Proxy Results..................   47

Matters Relating to the
Directors'/Trustees'
Consideration
of the Approval of the
Investment
Management Services
Agreements.....................   48

Directors/Trustees and
Officers.......................   53

Additional Fund Information....   55

To the Shareholders



The annual shareholder report for Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series follows this letter. The report contains a discussion with your Portfolio Managers, as well as each Fund's investment results, financial statements, and portfolio of investments on September 30, 2008.

Shareholders voted in favor of approving a new investment management services agreement between the Funds and RiverSource Investments, LLC at Special Meetings of Shareholders held on November 3, 2008. Shareholders also voted 10 directors/trustees to the Funds' Boards at the Special Meetings. Details of the proxy vote can be found on page 47 of this report.

On November 7, 2008, the acquisition of the Funds' investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, a subsidiary of Ameriprise Financial (NYSE: AMP), will be completed. Thomas Moles and Eileen Comerford will continue to serve as the Funds' portfolio managers.

We believe the acquisition of J. & W. Seligman & Co. Incorporated by RiverSource Investments will create a stronger combined investment management business having greater resources, which should no doubt be in the best interest of shareholders. In conjunction with the acquisition of Seligman, Stephen Lewis will be the Chairman of the Funds and Patrick Bannigan will assume the position of President.

We thank you for your continued support of Seligman Municipal Funds, and for the opportunity to have served as members of the Funds' Boards.

Respectfully,

LOGO                                  LOGO
William C. Morris                     Brian T. Zino
Chairman                              President



November 6, 2008


--------------------------------------------------------------------------------

MANAGER
Until November 6, 2008
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

From November 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474


GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries To:
P.O. Box 9759
Providence, RI 02940-9759


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450 Shareholder Services

(800) 445-1777 Retirement Plan Services

(212) 682-7600 Outside the United States

(800) 622-4597 24-Hour Automated
               Telephone Access Service

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q. How did the Funds perform for the fiscal year ended September 30, 2008?

A. For the fiscal year ended September 30, 2008, based in the net asset value of Class A shares, Seligman California High-Yield Fund returned -1.5%, California Quality Fund returned -2.3%, Florida Fund returned -2.3%, North Carolina Fund returned -0.2%, New Jersey Fund returned -2.2%, and Pennsylvania Fund returned -0.9%. The Lehman Brothers Municipal Bond Index returned -1.9% for the same period.

Q. What market conditions and economic events materially impacted the performance of the Funds in Seligman Municipal Fund Series during the fiscal year ended September 30, 2008?

A. This past fiscal year has been one of the most remarkable periods in the 25-year history of the Seligman Municipal Funds. The credit crisis, which began with sharp credit rating downgrades of securities backed by sub-prime mortgages during the third quarter of 2007, continues to challenge individual investors and investment professionals alike. In the early months of the fiscal year, the municipal market was largely unaffected by the credit crisis. It wasn't until January 2008, when Financial Guarantee Insurance Company (FGIC) -- one of the top four municipal bond insurers -- lost its coveted triple-A rating, that the municipal market began to experience the extraordinary volatility and dislocation that was occurring in most other sectors of the financial market. FGIC provides credit enhancement on public finance, structured finance, and global infrastructure and utility securities. FGIC typically guarantees the scheduled payments of principal and interest on an issuer's obligation.

   The municipal market had hardly begun to deal with the negative implications of the FGIC downgrade when it was forced to deal with the collapse of the auction rate securities (ARS) market. Investors, concerned about liquidity, were increasingly avoiding any money market product that lacked a liquidity back-stop -- an assurance the vehicles' obligations will be repaid when they are tendered even if they cannot be resold -- including ARS. Remarketing agents were reluctant, due to their own capital constraints, to provide the degree of support needed to prevent auction failures.

   By June, municipal bond insurers MBIA and Ambac lost their triple-A ratings due to their exposure to mortgage-backed securities. The sudden loss of high-quality investments made it extremely difficult for money market funds, which are prohibited from purchasing securities rated less than double-A, to locate a sufficient supply of securities to meet their needs. This led to a spike in yields on money market securities rated single-A and below.

   The continuing deterioration in the housing market led to a high degree of anxiety about the financial health of government sponsored mortgage corporations Fannie Mae (Federal National Mortgage Association, or FNMA) and Freddie Mac (Federal Home Loan Mortgage Corp., or FHLMC). The fear of a complete collapse of the financial markets prompted the US government to place these government sponsored entities into conservatorship and to provide a guarantee to holders of FNMA and FHLMC debt. The lack of an explicit US government guarantee, however, remains a source of concern.

   As the third quarter of 2008 progressed, conditions continued to deteriorate as the rapidly decelerating economy thwarted stock market performance. State and local finances were weakening, prompting further risk aversion in the market. The stunning collapse of Lehman Brothers in mid-September created severe repercussions across all financial markets, including the municipal sector. The value of the Reserve Primary Fund fell below its constant $1.00 share price, "breaking the buck." This led to a run on the fund and ignited a run on other funds as well, including tax-exempt money market funds. The government eased the panic by agreeing to guarantee money market deposits. An imbalance in the supply and demand of longer-term municipal bonds developed, sending prices down and yields to a six-year high. Leveraged positions were forced to unwind, placing further pressure on bond prices. The resulting decline in the net asset value of many municipal bond funds led to shareholder redemptions, which necessitated additional selling by the funds.

   Throughout the past year, the Federal Reserve and US Treasury have been creating a series of new facilities aimed at easing the liquidity crisis and encouraging lending. These programs have had varying degrees of success, but the ultimate goal of restoring investor confidence has, to date, eluded them.

Q. What investment strategies or techniques materially impacted the Funds' performance during the period?

A. During 2007, long-term municipal yields fell to a 40-year low, the slope of the municipal yield curve (the difference between 1-year and 30-year yields) narrowed to its lowest level on record, and credit quality yield spreads were near the tightest in history. We were concerned that these municipal market trends could not be sustained and positioned the Funds' portfolios for their reversal. By the end of the reporting period, long-term yields had risen to the highest level since 2002, the yield differential between high-quality and lower-quality bonds had increased dramatically, and the municipal yield curve slope had steepened to the widest level since 2004.

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

  To protect the Funds from an anticipated increase in interest rates and to ensure sufficient liquidity in the event of redemptions, we set a higher target level for cash balances.

  Further, we elected to maintain an overweight in pre-refunded and escrowed-to-maturity bonds. At fiscal year-end, refunded bonds comprised 30% of total net assets in the Funds, although percentages varied among individual portfolios. Over the years, a significant percentage of fund holdings has been refunded. As interest rate conditions permit, state and local governments issue new bonds at lower yields and use the proceeds to replace outstanding, higher cost debt. All but a few of the Funds' refunded bonds are escrowed with direct US government securities, making them safe and highly liquid investments. For the 12-months ended September 30, 2008, the prerefunded bond sector was the best performing sector of the Lehman Brothers Municipal Bond Index with a return of 4.1%. With the exception of California Quality Fund, refunded bonds represented the largest sector in the Funds' portfolios.

  In a rising interest rate environment, longer-maturity bonds are more sensitive to yield changes than shorter-maturity bonds. Given our expectation that interest rates would trend higher, we concentrated new purchases in the intermediate maturity sector (10 to 20 year maturities), which is considerably shorter than in years past. For the year ended September 30, 2008, the best performing maturity sector was the short-end of the yield curve and the worst performing sector was for maturities of 22 years and longer. Our avoidance of the longest maturity bonds contributed to our competitive investment returns; however, the Funds would have had stronger results had a greater percentage of holdings been invested in the 1- to 10-year range.

  Premium coupon bonds (i.e., bonds trading above par) are inherently more defensive than discount coupon bonds (i.e., bonds trading below par). Therefore, with few exceptions, premium coupon bonds were favored. The premium bond sector of the Index returned 1.4%, substantially outperforming the discount bond sector, which suffered a decline of 11.1%, and the current coupon sector, which fell 5.4%. While our preference was for bonds with coupons of 5.25% to 5.75%, the supply of bonds with these characteristics was limited over the past year. The recent spike in long-term interest rates has, however, resulted in an increase in the issuance of bonds within this coupon range.

  The credit crisis has had a significant impact on credit quality yield spreads. For many years now, steadily declining interest rates led investors to seek lower quality bonds, given their relatively higher yields. Eventually, the increased demand for the sector, as well as strong credit trends, caused the yield spread between higher-quality and lower-quality to narrow to historical lows. Since the credit turmoil began, investors have become more quality-conscious, which has contributed to a dramatic widening of credit spreads, particularly within the high-yield sector. Another reason for the increase in quality yield spread has been the downgrades of the municipal monoline insurers. During the first half of 2008, three of the top four insurers lost their triple-A rating. The fourth, Financial Security Assurance, was downgraded after the close of the reporting period. High quality bonds are now in short supply and are trading at a premium. The non-investment grade sector was down 10.0% for the fiscal year while the insured bond sector fell 3.3%.

  The Seligman Municipal Funds are permitted to purchase only investment-grade bonds (i.e., rated within the four highest rating categories). We have always viewed insurance as an enhancement and will not purchase a bond unless we approve the underlying credit. Therefore, while we were disappointed with the monoline insurer downgrades, we were not compelled to sell any bonds as a result.

  In keeping with our emphasis on quality, we do not participate in sectors of the market that historically have been more prone to credit deterioration, such as tobacco bonds, airline debt, automotive industry bonds, nursing homes, convention centers, and stadium facilities. The pollution control/industrial development bond sector fell 10.6%, underperforming all other sectors of the Lehman Brothers Municipal Bond Index. Seligman Florida, California High-Yield, and California Quality Municipal Funds have no exposure to these bonds. Seligman New Jersey, North Carolina, and Pennsylvania Municipal Funds have modest (less than 10% of total net assets) positions in the pollution control/industrial development bond sector and investment returns would likely have been slightly higher absent these holdings. It also bears noting that the Funds are not permitted to hold derivative investments. Derivative losses have contributed to lagging performance for many of the Funds' competitors over the past year.

  --------

  The views and opinions expressed are those of the Portfolio Managers, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each of the four Funds of Seligman Municipal Series Trust (which consists of the California High-Yield Fund, California Quality Fund, Florida Fund, and North Carolina Fund), Seligman New Jersey Municipal Fund, Inc. (the "New Jersey Fund") and Seligman Pennsylvania Municipal Fund Series (the "Pennsylvania Fund") and to provide a summary of the portfolio characteristics of each Fund.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of each of the Funds as of the most recent month end will be available at WWW.SELIGMAN.COM(1) by the seventh business day following that month end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. A portion of each Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

J. & W. Seligman & Co. Incorporated (the "Manager"), at its discretion, waived a portion of its management fees for the California High-Yield and Florida Funds. Such waivers may be discontinued at any time. Absent such waivers, returns and yields for those Funds would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.5% maximum sales charge that became effective on January 7, 2008. Although for all periods presented, returns for the Funds' Class A shares reflect the 4.5% maximum sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if the 4.75% maximum sales charge then in effect was incurred. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of purchase. Returns for Class C shares would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. On May 16, 2008, Class D shares of the Funds were converted to Class C shares at their respective net asset values. Effective at the close of business on May 16, 2008, Class D shares are no longer offered by the Funds.

The chart for each Fund compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.5% maximum sales charge, to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Lehman Index") for the ten-year period ended September 30, 2008. The performance of Class C shares of each Fund, which commenced on a later date, and of Class A shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the charts but is included in the total returns table below each chart. The performance of Class C shares will differ from the performance shown for Class A shares, based on the differences in sales charges and expenses paid by shareholders. The Lehman Index does not reflect any taxes, fees, sales charges or expenses, and does not reflect state-specific bond market performance.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


----------
(1) The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Funds' prospectus or the statements of additional information.

Performance and Portfolio Overview

CALIFORNIA HIGH-YIELD FUND

                                     (CHART)

Investment Results
TOTAL RETURNS
For Periods Ended September 30, 2008
--------------------------------------------------------------------------------

                                                                            AVERAGE ANNUAL
                                                        ------------------------------------------------------
                                                                                                  CLASS C
                                           SIX           ONE          FIVE         TEN        SINCE INCEPTION
                                         MONTHS*         YEAR        YEARS        YEARS           5/27/99
--------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------
With Sales Charge                         (6.56)%       (5.96)%       2.18%        3.37%             n/a
--------------------------------------------------------------------------------------------------------------
Without Sales Charge                      (2.21)        (1.51)        3.12         3.85              n/a
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
With 1% CDSC                              (3.76)        (3.48)         n/a          n/a              n/a
--------------------------------------------------------------------------------------------------------------
Without CDSC                              (2.81)        (2.54)        2.17          n/a             3.11%
--------------------------------------------------------------------------------------------------------------
BENCHMARKS**
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index      (2.60)        (1.87)        2.84         4.24             4.42#
--------------------------------------------------------------------------------------------------------------
Lipper California Municipal Debt Funds
Average                                   (4.49)        (6.54)        2.03         3.15             3.26
--------------------------------------------------------------------------------------------------------------





NET ASSET VALUE PER SHARE

--------------------------------------------------------------
                       9/30/08      3/31/08      9/30/07
--------------------------------------------------------------
CLASS A                 $6.18        $6.45        $6.55
--------------------------------------------------------------
CLASS C                  6.18         6.46         6.56
--------------------------------------------------------------




HOLDINGS BY MARKET SECTOR(o)

------------------------------------------------
Revenue Bonds                  71%
------------------------------------------------
Pre-refunded/Escrowed-to-
Maturity Bonds                 29
------------------------------------------------

WEIGHTED AVERAGE MATURITY(3)   17.9 years
------------------------------------------------

OPTION-ADJUSTED DURATION(3)     8.1 years
------------------------------------------------




DIVIDEND AND CAPITAL GAIN PER SHARE, AND YIELD INFORMATION
For Periods Ended September 30, 2008

-----------------------------------------------------------------------
                   DIVIDEND+   CAPITAL GAIN+   SEC 30-DAY YIELD++
-----------------------------------------------------------------------
CLASS A              $0.265        $0.014             3.53%
-----------------------------------------------------------------------
CLASS C               0.207         0.014             2.76
-----------------------------------------------------------------------




HOLDINGS BY CREDIT QUALITY(2o)

----------------------------------------------------
AAA                     19%
----------------------------------------------------
AA                      19
----------------------------------------------------
A                       46
----------------------------------------------------
BBB                      6
----------------------------------------------------
Non-rated               10
----------------------------------------------------





----------
See footnotes on page 11.

Performance and Portfolio Overview

CALIFORNIA QUALITY FUND

                                     (CHART)

Investment Results
TOTAL RETURNS
For Periods Ended September 30, 2008
--------------------------------------------------------------------------------

                                                                            AVERAGE ANNUAL
                                                        ------------------------------------------------------
                                                                                                  CLASS C
                                           SIX           ONE          FIVE         TEN        SINCE INCEPTION
                                         MONTHS*         YEAR        YEARS        YEARS           5/27/99
--------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------
With Sales Charge                         (7.18)%       (6.66)%       1.35%        2.98%             n/a
--------------------------------------------------------------------------------------------------------------
Without Sales Charge                      (2.85)        (2.26)        2.27         3.46              n/a
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
With 1% CDSC                              (4.40)        (4.08)         n/a          n/a              n/a
--------------------------------------------------------------------------------------------------------------
Without CDSC                              (3.45)        (3.15)        1.37          n/a             2.78%
--------------------------------------------------------------------------------------------------------------
BENCHMARKS**
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index      (2.60)        (1.87)        2.84         4.24             4.42#
--------------------------------------------------------------------------------------------------------------
Lipper California Municipal Debt Funds
Average                                   (4.49)        (6.54)        2.03         3.15             3.26
--------------------------------------------------------------------------------------------------------------





NET ASSET VALUE PER SHARE

--------------------------------------------------------------
                       9/30/08      3/31/08      9/30/07
--------------------------------------------------------------
CLASS A                 $6.13        $6.43        $6.57
--------------------------------------------------------------
CLASS C                  6.10         6.41         6.54
--------------------------------------------------------------




HOLDINGS BY MARKET SECTOR(o)

------------------------------------------------
Revenue Bonds                  77%
------------------------------------------------
Pre-refunded/Escrowed-to-
Maturity Bonds                 16
------------------------------------------------
General Obligation Bonds        7
------------------------------------------------

WEIGHTED AVERAGE MATURITY(3)   15.8 years
------------------------------------------------

OPTION-ADJUSTED DURATION(3)     8.7 years
------------------------------------------------




DIVIDEND AND CAPITAL GAIN PER SHARE, AND YIELD INFORMATION
For Periods Ended September 30, 2008

-----------------------------------------------------------------------
                 DIVIDEND+    CAPITAL GAIN+    SEC 30-DAY YIELD++
-----------------------------------------------------------------------
CLASS A            $0.249         $0.053              3.53%
-----------------------------------------------------------------------
CLASS C             0.191          0.053              2.76
-----------------------------------------------------------------------




HOLDINGS BY CREDIT QUALITY(2o)

----------------------------------------------------
AAA                     30%
----------------------------------------------------
AA                      52
----------------------------------------------------
A                       18
----------------------------------------------------





----------
See footnotes on page 11.

Performance and Portfolio Overview

FLORIDA FUND

                                     (CHART)

Investment Results
TOTAL RETURNS
For Periods Ended September 30, 2008
--------------------------------------------------------------------------------

                                                                            AVERAGE ANNUAL
                                                        ------------------------------------------------------
                                                                                                  CLASS C
                                           SIX           ONE          FIVE         TEN        SINCE INCEPTION
                                         MONTHS*         YEAR        YEARS        YEARS           5/27/99
--------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------
With Sales Charge                         (7.35)%       (6.69)%       1.02%        2.97%             n/a
--------------------------------------------------------------------------------------------------------------
Without Sales Charge                      (3.01)        (2.31)        1.95         3.45              n/a
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
With 1% CDSC                              (4.32)        (3.90)         n/a          n/a              n/a
--------------------------------------------------------------------------------------------------------------
Without CDSC                              (3.37)        (2.97)        1.20          n/a             2.89%
--------------------------------------------------------------------------------------------------------------
BENCHMARKS**
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index      (2.60)        (1.87)        2.84         4.24             4.42#
--------------------------------------------------------------------------------------------------------------
Lipper Florida Municipal Debt Funds
Average                                   (4.80)        (6.32)        1.95         3.17             3.30
--------------------------------------------------------------------------------------------------------------





NET ASSET VALUE PER SHARE

----------------------------------------------------------------
                        9/30/08      3/31/08      9/30/07
----------------------------------------------------------------
CLASS A                  $7.11        $7.48        $7.66
----------------------------------------------------------------
CLASS C                   7.13         7.50         7.67
----------------------------------------------------------------




HOLDINGS BY MARKET SECTOR(o)

------------------------------------------------
Pre-refunded/Escrowed-to-
  Maturity Bonds               53%
------------------------------------------------
Revenue Bonds                  47
------------------------------------------------

WEIGHTED AVERAGE MATURITY(3)   9.3 years
------------------------------------------------

OPTION-ADJUSTED DURATION(3)    5.4 years
------------------------------------------------




DIVIDEND AND CAPITAL GAIN PER SHARE, AND YIELD INFORMATION
For Periods Ended September 30, 2008

-----------------------------------------------------------------------
                 DIVIDEND+    CAPITAL GAIN+    SEC 30-DAY YIELD++
-----------------------------------------------------------------------
CLASS A            $0.295         $0.091              3.41%
-----------------------------------------------------------------------
CLASS C             0.233          0.091              2.80
-----------------------------------------------------------------------




HOLDINGS BY CREDIT QUALITY(2o)

----------------------------------------------------
AAA                     22%
----------------------------------------------------
AA                      30
----------------------------------------------------
A                       48
----------------------------------------------------





----------
See footnotes on page 11.

Performance and Portfolio Overview

NORTH CAROLINA FUND

                                     (CHART)

Investment Results
TOTAL RETURNS
For Periods Ended September 30, 2008
--------------------------------------------------------------------------------

                                                                            AVERAGE ANNUAL
                                                        ------------------------------------------------------
                                                                                                  CLASS C
                                           SIX           ONE          FIVE         TEN        SINCE INCEPTION
                                         MONTHS*         YEAR        YEARS        YEARS           5/27/99
--------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------
With Sales Charge                         (5.86)%       (4.66)%       1.10%        2.84%             n/a
--------------------------------------------------------------------------------------------------------------
Without Sales Charge                      (1.42)        (0.19)        2.03         3.31              n/a
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
With 1% CDSC                              (2.76)        (1.84)         n/a          n/a              n/a
--------------------------------------------------------------------------------------------------------------
Without CDSC                              (1.79)        (0.87)        1.28          n/a             2.75%
--------------------------------------------------------------------------------------------------------------
BENCHMARKS**
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index      (2.60)        (1.87)        2.84         4.24             4.42#
--------------------------------------------------------------------------------------------------------------
Lipper North Carolina Municipal Debt
Funds Average                             (3.96)        (5.39)        1.69         3.03             3.20
--------------------------------------------------------------------------------------------------------------





NET ASSET VALUE PER SHARE

--------------------------------------------------------------
                       9/30/08      3/31/08      9/30/07
--------------------------------------------------------------
CLASS A                 $7.42        $7.65        $7.68
--------------------------------------------------------------
CLASS C                  7.42         7.65         7.67
--------------------------------------------------------------




HOLDINGS BY MARKET SECTOR(o)

------------------------------------------------
Pre-refunded/Escrowed-to-
  Maturity Bonds               56%
------------------------------------------------
Revenue Bonds                  38
------------------------------------------------
General Obligation Bonds        6
------------------------------------------------

WEIGHTED AVERAGE MATURITY(3)    9.1 years
------------------------------------------------

OPTION-ADJUSTED DURATION(3)     6.4 years
------------------------------------------------




DIVIDEND PER SHARE AND YIELD INFORMATION
For Periods Ended September 30, 2008

-----------------------------------------------------------------
                        DIVIDEND+        SEC 30-DAY YIELD++
-----------------------------------------------------------------
CLASS A                   $0.251                2.27%
-----------------------------------------------------------------
CLASS C                    0.188                1.61
-----------------------------------------------------------------




HOLDINGS BY CREDIT QUALITY(2o)

----------------------------------------------------
AAA                     69%
----------------------------------------------------
AA                      23
----------------------------------------------------
A                        8
----------------------------------------------------





----------
See footnotes on page 11.

Performance and Portfolio Overview

NEW JERSEY FUND

                                     (CHART)

Investment Results
TOTAL RETURNS
For Periods Ended September 30, 2008
--------------------------------------------------------------------------------

                                                                            AVERAGE ANNUAL
                                                        ------------------------------------------------------
                                                                                                  CLASS C
                                           SIX           ONE          FIVE         TEN        SINCE INCEPTION
                                         MONTHS*         YEAR        YEARS        YEARS           5/27/99
--------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------
With Sales Charge                         (7.06)%       (6.59)%       1.13%        2.75%             n/a
--------------------------------------------------------------------------------------------------------------
Without Sales Charge                      (2.63)        (2.23)        2.07         3.23              n/a
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
With 1% CDSC                              (3.91)        (3.81)         n/a          n/a              n/a
--------------------------------------------------------------------------------------------------------------
Without CDSC                              (2.96)        (2.87)        1.31          n/a             2.64%
--------------------------------------------------------------------------------------------------------------
BENCHMARKS**
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index      (2.60)        (1.87)        2.84         4.24             4.42#
--------------------------------------------------------------------------------------------------------------
Lipper New Jersey Municipal Debt Funds
Average                                   (4.34)        (5.81)        2.15         3.22             3.29
--------------------------------------------------------------------------------------------------------------





NET ASSET VALUE PER SHARE

--------------------------------------------------------------
                       9/30/08      3/31/08      9/30/07
--------------------------------------------------------------
CLASS A                 $6.83        $7.14        $7.28
--------------------------------------------------------------
CLASS C                  6.94         7.25         7.38
--------------------------------------------------------------




HOLDINGS BY MARKET SECTOR(o)


------------------------------------------------
Revenue Bonds                  74%
------------------------------------------------
Pre-refunded/Escrowed-to-
Maturity Bonds                 26
------------------------------------------------

WEIGHTED AVERAGE MATURITY(3)   14.6 years
------------------------------------------------

OPTION-ADJUSTED DURATION(3)     8.1 years
------------------------------------------------





DIVIDEND AND CAPITAL GAIN PER SHARE, AND YIELD INFORMATION
For Periods Ended September 30, 2008

-----------------------------------------------------------------------
                   DIVIDEND+   CAPITAL GAIN+   SEC 30-DAY YIELD++
-----------------------------------------------------------------------
CLASS A              $0.262        $0.035             3.05%
-----------------------------------------------------------------------
CLASS C               0.202         0.035             2.41
-----------------------------------------------------------------------




HOLDINGS BY CREDIT QUALITY(2o)

----------------------------------------------------
AAA                     56%
----------------------------------------------------
AA                      15
----------------------------------------------------
A                       16
----------------------------------------------------
BBB                      4
----------------------------------------------------
Non-rated                9
----------------------------------------------------




----------
See footnotes on page 11.

Performance and Portfolio Overview

PENNSYLVANIA FUND

                                     (CHART)

Investment Results
TOTAL RETURNS
For Periods Ended September 30, 2008
--------------------------------------------------------------------------------

                                                                            AVERAGE ANNUAL
                                                        ------------------------------------------------------
                                                                                                  CLASS C
                                           SIX           ONE          FIVE         TEN        SINCE INCEPTION
                                         MONTHS*         YEAR        YEARS        YEARS           5/27/99
--------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------
With Sales Charge                         (6.24)%       (5.33)%       0.83%        2.67%             n/a
--------------------------------------------------------------------------------------------------------------
Without Sales Charge                      (1.83)        (0.91)        1.76         3.15              n/a
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
With 1% CDSC                              (3.04)        (2.55)         n/a          n/a              n/a
--------------------------------------------------------------------------------------------------------------
Without CDSC                              (2.08)        (1.59)        1.02          n/a             2.57%
--------------------------------------------------------------------------------------------------------------
BENCHMARKS**
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index      (2.60)        (1.87)        2.84         4.24             4.42#
--------------------------------------------------------------------------------------------------------------
Lipper Pennsylvania Municipal Debt
Funds Average                             (4.29)        (5.87)        1.71         3.04             3.20
--------------------------------------------------------------------------------------------------------------





NET ASSET VALUE PER SHARE

--------------------------------------------------------------
                       9/30/08      3/31/08      9/30/07
--------------------------------------------------------------
CLASS A                 $7.40        $7.66        $7.72
--------------------------------------------------------------
CLASS C                  7.39         7.64         7.70
--------------------------------------------------------------




HOLDINGS BY MARKET SECTOR(o)

------------------------------------------------
Revenue Bonds                  46%
------------------------------------------------
Pre-refunded/Escrowed-to-
Maturity Bonds                 37
------------------------------------------------
General Obligation Bonds       17
------------------------------------------------

WEIGHTED AVERAGE MATURITY(3)   11.2 years
------------------------------------------------

OPTION-ADJUSTED DURATION(3)     6.3 years
------------------------------------------------




DIVIDEND PER SHARE AND YIELD INFORMATION
For Periods Ended September 30, 2008

-----------------------------------------------------------------
                        DIVIDEND+        SEC 30-DAY YIELD++
-----------------------------------------------------------------
CLASS A                   $0.256                2.65%
-----------------------------------------------------------------
CLASS C                    0.192                2.06
-----------------------------------------------------------------




HOLDINGS BY CREDIT QUALITY(2o)

----------------------------------------------------
AAA                     21%
----------------------------------------------------
AA                      41
----------------------------------------------------
A                       33
----------------------------------------------------
Non-rated                5
----------------------------------------------------





----------
See footnotes on page 11.

Performance and Portfolio Overview


---------

  (2) Credit ratings are primarily those issued by Moody's Investors Service, Inc. ("Moody's"). Where Moody's ratings have not been assigned, ratings from Standard & Poor's Ratings Services ("S&P") were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody's or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody's or S&P have been included in the AAA category. Holdings and credit ratings are subject to change.
  (3) Excludes variable rate demand notes. Weighted average maturity is the number of years to stated maturity, weighted based upon current market value. Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to present time, taking into account call dates and related call premiums, if any.
    * Returns for periods of less than one year are not annualized.
   ** The Lehman Brothers Municipal Bond Index ("Lehman Index") and the Lipper
      Single-State Municipal Debt Funds Averages ("Lipper Averages") are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes, fees, and sales charges. The Lehman Index also excludes the effect of expenses. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper Single-State Municipal Debt Funds Averages measure the performance of funds that limit their assets to those securities exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt). Investors cannot invest directly in an index or average.
    # From 5/28/99.
    o Percentages based on current market values of long-term holdings at September 30, 2008.
    + Represents per share amount paid or declared for the year ended September
      30, 2008.
   ++ Current yield, representing the annualized yield for the 30-day period ended September 30, 2008, has been computed in accordance with SEC regulations and will vary. During the period, the Manager, at its discretion, waived a portion of its management fee for the California High-Yield and Florida Funds. Such waivers may be discontinued at any time. Without these waivers the yields would be as follows:


                                                       Class A             Class C
-------------------------------------------------------------------------------------------------
California High-Yield Fund                               3.43%               2.66%
-------------------------------------------------------------------------------------------------
Florida Fund                                             3.26                2.65
-------------------------------------------------------------------------------------------------


Understanding and Comparing Your Fund's Expenses

As a shareholder of a Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the tables are useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The tables are based on an investment of $1,000 invested at the beginning of April 1, 2008 and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES
The following tables provide information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" for the share class of the Fund that you own to estimate the expenses that you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The tables also provide information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

                                                                       ACTUAL                        HYPOTHETICAL
                                                            ----------------------------    ------------------------------
                                 BEGINNING                   ENDING                           ENDING
                                  ACCOUNT     ANNUALIZED    ACCOUNT      EXPENSES PAID       ACCOUNT       EXPENSES PAID
                                   VALUE        EXPENSE      VALUE       DURING PERIOD**      VALUE        DURING PERIOD**
                                   4/1/08       RATIO*      9/30/08    4/1/08 TO 9/30/08     9/30/08     4/1/08 TO 9/30/08
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA HIGH-YIELD FUND
==========================================================================================================================
Class A                          $1,000.00       0.93%      $977.90          $ 4.60         $1,020.35          $ 4.70
--------------------------------------------------------------------------------------------------------------------------
Class C                           1,000.00       1.83        971.90            9.02          1,015.85            9.22
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA QUALITY FUND
==========================================================================================================================
Class A                           1,000.00       1.01        971.50            4.98          1,019.95            5.10
--------------------------------------------------------------------------------------------------------------------------
Class C                           1,000.00       1.91        965.50            9.39          1,015.45            9.62
--------------------------------------------------------------------------------------------------------------------------
FLORIDA FUND
==========================================================================================================================
Class A                           1,000.00       1.06        969.90            5.22          1,019.70            5.35
--------------------------------------------------------------------------------------------------------------------------
Class C                           1,000.00       1.81        966.30            8.90          1,015.95            9.12
--------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA FUND
==========================================================================================================================
Class A                           1,000.00       1.38        985.80            6.85          1,018.10            6.96
--------------------------------------------------------------------------------------------------------------------------
Class C                           1,000.00       2.13        982.10           10.55          1,014.35           10.73
--------------------------------------------------------------------------------------------------------------------------



                                                         (Continued on page 13.)
--------
See footnotes on page 13.

Understanding and Comparing Your Fund's Expenses


                                                                       ACTUAL                        HYPOTHETICAL
                                                            ----------------------------    ------------------------------
                                 BEGINNING                   ENDING                           ENDING
                                  ACCOUNT     ANNUALIZED    ACCOUNT      EXPENSES PAID       ACCOUNT       EXPENSES PAID
                                   VALUE        EXPENSE      VALUE       DURING PERIOD**      VALUE        DURING PERIOD**
                                   4/1/08       RATIO*      9/30/08    4/1/08 TO 9/30/08     9/30/08     4/1/08 TO 9/30/08
--------------------------------------------------------------------------------------------------------------------------
NEW JERSEY FUND
==========================================================================================================================
Class A                          $1,000.00       1.27%      $973.70          $ 6.27         $1,018.65          $ 6.41
--------------------------------------------------------------------------------------------------------------------------
Class C                           1,000.00       2.02        970.40            9.95          1,014.90           10.18
--------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA FUND
==========================================================================================================================
Class A                           1,000.00       1.50        981.70            7.43          1,017.50            7.57
--------------------------------------------------------------------------------------------------------------------------
Class C                           1,000.00       2.25        979.20           11.13          1,013.75           11.33
--------------------------------------------------------------------------------------------------------------------------




--------
    * Expenses of Class C shares differ from the expenses of Class A shares due to the difference in 12b-1 fees paid by each share class. See the Funds' prospectus for a description of each share class and its fees, expenses and sales charges. J. & W. Seligman & Co. Incorporated, the Manager, at its discretion, waived 0.10% and 0.15% per annum of its fees for the California High-Yield Fund and Florida Fund, respectively. Absent such waivers, the expense ratios and expenses paid for the period would have been higher.
   ** Expenses are equal to the Funds' annualized expense ratios based on actual expenses for the period April 1, 2008 to September 30, 2008, multiplied by the average account value over the period, multiplied by 183/366 (number of days in the period).

Portfolios of Investments
September 30, 2008

CALIFORNIA HIGH-YIELD FUND


-------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                              MUNICIPAL BONDS                           RATING+       VALUE

-------------------------------------------------------------------------------------------------------
 $1,000,000    California Department of Veterans' Affairs Rev. (Home               Aa2      $   986,460
               Purchase), 5.50% due 12/1/2018*
-------------------------------------------------------------------------------------------------------
    665,000    California Educational Facilities Authority Rev. (California        Baa1         618,144
               Lutheran University), 5.25% due 10/1/2021
-------------------------------------------------------------------------------------------------------
  2,000,000    California Educational Facilities Authority Rev. (Scripps            A1        1,834,220
               College), 5% due 8/1/2031
-------------------------------------------------------------------------------------------------------
  1,485,000    California Educational Facilities Authority Rev. (University         A2        1,367,492
               of the Pacific), 5% due 11/1/2025
-------------------------------------------------------------------------------------------------------
    750,000    California Health Facilities Financing Authority Rev. (Cedars-       A2          675,555
               Sinai Medical Center), 5% due 11/15/2027
-------------------------------------------------------------------------------------------------------
  3,000,000    California Health Facilities Financing Authority Rev. (Cedars-       NR        3,165,870
               Sinai Medical Center), 6.25% due 12/1/2034(o)
-------------------------------------------------------------------------------------------------------
  2,750,000    California Health Facilities Financing Authority Rev. (Kaiser      AAA++       2,755,637
               Permanente), 5.40% due 5/1/2028++
-------------------------------------------------------------------------------------------------------
  2,280,000    California Housing Finance Agency Rev. (Multi-Family Housing),      Aa3        1,969,395
               5.375% due 2/1/2036*
-------------------------------------------------------------------------------------------------------
    595,000    California Housing Finance Agency Rev. (Single Family               Aa3          599,213
               Mortgage), 5.40% due 8/1/2028*
-------------------------------------------------------------------------------------------------------
  2,500,000    California Infrastructure and Economic Development Bank Rev.        A-++       2,285,300
               (The J. David Gladstone Institutes Project), 5.25% due
               10/1/2034
-------------------------------------------------------------------------------------------------------
  2,500,000    California Statewide Communities Development Authority Rev.         Aa3        2,357,775
               (Sutter Health), 5.625% due 8/15/2042
-------------------------------------------------------------------------------------------------------
  1,500,000    Foothill/Eastern Transportation Corridor Agency, CA Toll Road       Baa3       1,359,375
               Rev., 5.75% due 1/15/2040
-------------------------------------------------------------------------------------------------------
  1,000,000    Los Angeles, CA Municipal Improvement Corporation Lease Rev.         A2          944,330
               (Capital Equipment), 5% due 9/1/2024
-------------------------------------------------------------------------------------------------------
  2,360,000    Modesto, CA Irrigation District Certificates of Participation        A2        2,307,986
               Rev., 5.30% due 7/1/2022
-------------------------------------------------------------------------------------------------------
    500,000    Puerto Rico Electric Power Authority Rev., 5.375% due 7/1/2023       A3          471,040
-------------------------------------------------------------------------------------------------------
  3,000,000    Puerto Rico Highway & Transportation Authority Rev., 5.50% due      Aaa        3,316,170
               7/1/2036(o)
-------------------------------------------------------------------------------------------------------
  3,000,000    San Bernardino, CA Joint Powers Financing Authority Rev.             A2        2,966,760
               (California Dept. of Transportation Lease), 5.50% due
               12/1/2020
-------------------------------------------------------------------------------------------------------
  2,000,000    Washington Township, CA Hospital District Hospital Healthcare        A3        1,788,240
               System Rev., 5.25% due 7/1/2029
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $32,595,571) -- 87.6%                                            31,768,962
-------------------------------------------------------------------------------------------------------

                                     SHORT-TERM HOLDINGS
-------------------------------------------------------------------------------------------------------
    410,000    Connecticut State Health & Education Facilities Rev. (Yale         VMIG 1        410,000
               University), VRDN, due 7/1/2035
-------------------------------------------------------------------------------------------------------
    200,000    Kansas State Development Finance Authority Rev. (Sisters of        VMIG 1        200,000
               Charity), VRDN, due 12/1/2019
-------------------------------------------------------------------------------------------------------
    460,000    Lincoln County, WY Pollution Control Rev. (Exxon Project),          P-1          460,000
               VRDN, due 11/1/2014
-------------------------------------------------------------------------------------------------------
    400,000    Massachusetts State Development Finance Agency Rev. (Harvard       VMIG 1        400,000
               University), VRDN, due 7/15/2036
-------------------------------------------------------------------------------------------------------
    300,000    Massachusetts State Health & Educational Facilities Authority      VMIG 1        300,000
               Rev. (Wellesley College), VRDN, due 7/1/2039
-------------------------------------------------------------------------------------------------------
    700,000    Missouri State Health & Educational Facilities Authority Rev.      VMIG 1        700,000
               (Washington University), VRDN, due 2/15/2034
-------------------------------------------------------------------------------------------------------
    300,000    Montana Finance Facilities Authority Rev. (Sisters of              VMIG 1        300,000
               Charity), VRDN, due 12/1/2025
-------------------------------------------------------------------------------------------------------
    285,000    New Jersey State Educational Facilities Authority Rev.             VMIG 1        285,000
               (Princeton University), VRDN, due 7/1/2023
-------------------------------------------------------------------------------------------------------
    200,000    New York City, NY GOs, VRDN, due 8/1/2016                          VMIG 1        200,000
-------------------------------------------------------------------------------------------------------
    700,000    New York City, NY Municipal Water Finance Authority Rev.           VMIG 1        700,000
               (Water & Sewer System), VRDN, due 6/15/2033
-------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM HOLDINGS (Cost $3,955,000) -- 10.9%                                          3,955,000
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $36,550,571) -- 98.5%                                                35,723,962
-------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- 1.5%                                                           550,957
-------------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                        $36,274,919
-------------------------------------------------------------------------------------------------------



----------
See footnotes on page 19.

Portfolios of Investments
September 30, 2008

CALIFORNIA QUALITY FUND


-------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                              MUNICIPAL BONDS                           RATING+       VALUE


-------------------------------------------------------------------------------------------------------
  $1,500,000    California Department of Water Resources Rev. (Central Valley
                Project), 5% due 12/1/2027                                         Aa2      $ 1,460,220
-------------------------------------------------------------------------------------------------------
   3,000,000    California Educational Facilities Authority Rev. (Pepperdine
                University), 5% due 11/1/2029                                      Aa3        2,857,140
-------------------------------------------------------------------------------------------------------
   1,315,000    California Educational Facilities Authority Rev. (Scripps
                College), 5% due 11/1/2025                                          A1        1,253,905
-------------------------------------------------------------------------------------------------------
   3,000,000    California Educational Facilities Authority Rev. (University
                of San Diego), 5% due 10/1/2028                                    Aa3        2,812,470
-------------------------------------------------------------------------------------------------------
   1,000,000    California Infrastructure & Economic Development Bank Rev.
                (Bay Area Toll Bridge Seismic Retrofit), 5% due 7/1/2023++         Aaa        1,012,440
-------------------------------------------------------------------------------------------------------
     235,000    California State GOs, 5.375% due 10/1/2027(o)                     AAA++         247,930
-------------------------------------------------------------------------------------------------------
   3,295,000    California State GOs, 5.375% due 10/1/2027(o)                      Aaa        3,459,124
-------------------------------------------------------------------------------------------------------
     470,000    California State GOs, 5.375% due 10/1/2027(o)                      Aaa          495,859
-------------------------------------------------------------------------------------------------------
   1,750,000    California State University System Rev., 5% due 11/1/2027          Aaa        1,681,278
-------------------------------------------------------------------------------------------------------
   2,420,000    California State Veterans' GOs, 5.70% due 12/1/2032*                A1        2,202,878
-------------------------------------------------------------------------------------------------------
   2,000,000    California Statewide Communities Development Authority Rev.
                (Kaiser Permanente), 5.50% due 11/1/2032                           A+++       1,885,480
-------------------------------------------------------------------------------------------------------
   2,500,000    Eastern Municipal Water District, CA Water and Sewer Rev.,
                6.75% due 7/1/2012                                                 Aa3        2,681,075
-------------------------------------------------------------------------------------------------------
   2,000,000    Los Angeles, CA Department of Water & Power Water System
                Rev., 5.125% due 7/1/2041                                          Aa3        1,860,800
-------------------------------------------------------------------------------------------------------
   1,500,000    Regents of the University of California General Rev., 5% due
                5/15/2026                                                          Aa1        1,448,775
-------------------------------------------------------------------------------------------------------
   1,325,000    Riverside, CA Electric Rev., 5% due 10/1/2028                     AAA++       1,265,335
-------------------------------------------------------------------------------------------------------
   1,500,000    Sacramento County, CA Airport System Rev., 5% due 7/1/2025         Aaa        1,437,465
-------------------------------------------------------------------------------------------------------
   2,000,000    Sacramento County, CA Sanitation Districts Financing
                Authority Rev. (Sacramento Regional County Sanitation
                District), 5% due 12/1/2027                                        Aa3        1,893,620
-------------------------------------------------------------------------------------------------------
     500,000    Sacramento, CA Municipal Utility District Electric Rev.,
                5.25% due 5/15/2024                                                 A1          480,390
-------------------------------------------------------------------------------------------------------
   1,530,000    San Francisco, CA Bay Area Rapid Transit District Rev. (Sales
                Tax), 5% due 7/1/2028                                              Aa3        1,463,261
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $33,019,783) -- 86.2%                                            31,899,445
-------------------------------------------------------------------------------------------------------

                                     SHORT-TERM HOLDINGS
-------------------------------------------------------------------------------------------------------
     200,000    Connecticut State Health & Educational Facilities Authority
                Rev. (Yale University), VRDN, due 7/1/2036                        VMIG 1        200,000
-------------------------------------------------------------------------------------------------------
     100,000    Massachusetts State GOs, VRDN, due 3/1/2026                       VMIG 1        100,000
-------------------------------------------------------------------------------------------------------
     200,000    New York City, NY GOs, VRDN, due 8/1/2016                         VMIG 1        200,000
-------------------------------------------------------------------------------------------------------
     900,000    New York City, NY GOs, VRDN, due 8/1/2017                         VMIG 1        900,000
-------------------------------------------------------------------------------------------------------
   3,000,000    Orange County, CA Local Transportation Authority Rev.
                (Measure M Sales Tax), 6% due 2/15/2009                            Aa2        3,041,700
-------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM HOLDINGS (Cost $4,394,582) -- 12.0%                                          4,441,700
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $37,414,365) -- 98.2%                                                36,341,145
-------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- 1.8%                                                           653,848
-------------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                        $36,994,993
-------------------------------------------------------------------------------------------------------



----------
See footnotes on page 19.

Portfolios of Investments
September 30, 2008

FLORIDA FUND


-------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                              MUNICIPAL BONDS                           RATING+       VALUE


-------------------------------------------------------------------------------------------------------
  $2,000,000    Broward County, FL Airport System Rev., 5.25% due 10/1/2026*       Aa3      $ 1,716,120
-------------------------------------------------------------------------------------------------------
   1,750,000    Escambia County, FL Health Facilities Authority Rev.
                (Ascension Health Credit Group), 6% due 11/15/2031(o)             AAA++       1,831,078
-------------------------------------------------------------------------------------------------------
     320,000    Florida Housing Finance Corporation Rev. (Homeowner
                Mortgage), 5.95% due 1/1/2032*                                     Aaa          301,558
-------------------------------------------------------------------------------------------------------
   2,500,000    Florida Ports Financing Commission Rev. (State Transportation
                Trust Fund), 5.375% due 6/1/2027*                                   A2        2,177,425
-------------------------------------------------------------------------------------------------------
   1,000,000    Marion County, FL Hospital District Health System Rev.
                (Munroe Regional Health System), 5% due 10/1/2029                   A2          842,550
-------------------------------------------------------------------------------------------------------
   1,990,000    Marion County, FL Hospital District Health System Rev.
                (Munroe Regional Health System),
                5.625% due 10/1/2024(o)                                             A2        2,072,844
-------------------------------------------------------------------------------------------------------
      10,000    Marion County, FL Hospital District Health System Rev.
                (Munroe Regional Health System),
                5.625% due 10/1/2024                                                A2           10,309
-------------------------------------------------------------------------------------------------------
   1,000,000    Ocala, FL Utility Systems Rev., 5% due 10/1/2024                    A1          938,130
-------------------------------------------------------------------------------------------------------
   1,750,000    Orange County, FL Health Facilities Authority Hospital Rev.
                (Adventist Health System/Sunbelt Obligation Group), 6.375%
                due 11/15/2020(o)                                                   A1        1,892,537
-------------------------------------------------------------------------------------------------------
   2,000,000    Pinellas County, FL Health Facilities Authority Rev. (Baycare
                Health System), 5.50% due 11/15/2033(o)                            Aa3        2,173,360
-------------------------------------------------------------------------------------------------------
   1,040,000    Polk County, FL Constitutional Fuel Tax Rev., 5% due
                12/1/2020                                                           A2        1,019,876
-------------------------------------------------------------------------------------------------------
     230,000    Reedy Creek, FL Improvement District Utilities Rev., 5.125%
                due 10/1/2019                                                      Aa3          230,009
-------------------------------------------------------------------------------------------------------
     600,000    South Florida Water Management District Certificates of
                Participations Rev. (Master Lease Purchase Agreement), 5% due
                10/1/2026                                                          Aa3          563,382
-------------------------------------------------------------------------------------------------------
   1,000,000    St. Johns County, FL Transport Improvement Rev., 5% due
                10/1/2026                                                          Aa3          936,810
-------------------------------------------------------------------------------------------------------
   1,750,000    Tampa Bay, FL Regional Water Supply Utility System Authority
                Rev., 5.75% due 10/1/2029(o)                                      AAA++       1,886,168
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $19,097,685) -- 87.1%                                            18,592,156
-------------------------------------------------------------------------------------------------------
                                     SHORT-TERM HOLDINGS
-------------------------------------------------------------------------------------------------------
   2,000,000    Hillsborough County, FL School Board Certificates of
                Participation, 6% due 7/1/2025(o)                                  Aa3        2,068,960
-------------------------------------------------------------------------------------------------------
     300,000    Massachusetts State GOs, VRDN, due 3/1/2026                       VMIG 1        300,000
-------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM HOLDINGS (Cost $2,291,536) -- 11.1%                                          2,368,960
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $21,389,221) -- 98.2%                                                20,961,116
-------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- 1.8%                                                           389,839
-------------------------------------------------------------------------------------------------------
NET ASSETS --  100.0%                                                                       $21,350,955
-------------------------------------------------------------------------------------------------------



----------
See footnotes on page 19.

Portfolios of Investments
September 30, 2008

NORTH CAROLINA FUND


-------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                              MUNICIPAL BONDS                           RATING+       VALUE

-------------------------------------------------------------------------------------------------------
  $1,250,000    Appalachian State University, NC Housing & Student Center
                System Rev., 5.60% due 7/15/2020(o)                                Aaa      $ 1,328,425
-------------------------------------------------------------------------------------------------------
     685,000    Buncombe County, NC Metropolitan Sewer District Sewer System
                Rev., 5% due 7/1/2020                                              Aa3          687,822
-------------------------------------------------------------------------------------------------------
   1,000,000    Charlotte, NC Storm Water Fee Rev., 6% due 6/1/2025(o)            AAA++       1,066,190
-------------------------------------------------------------------------------------------------------
   1,000,000    Charlotte, NC Water & Sewer System Rev., 5.25% due
                6/1/2025(o)                                                       AAA++       1,054,010
-------------------------------------------------------------------------------------------------------
     750,000    Durham County, NC Public Improvement GOs, 5% due 6/1/2022          Aaa          755,940
-------------------------------------------------------------------------------------------------------
     750,000    Forsyth County, NC Certificates of Participation (Forsyth
                County School Project), 5% due 2/1/2026                            Aa1          706,778
-------------------------------------------------------------------------------------------------------
     215,000    Greensboro, NC Combined Enterprise System Rev., 5.25% due
                6/1/2022(o)                                                       AAA++         231,837
-------------------------------------------------------------------------------------------------------
     250,000    High Point, NC Combined Enterprise System Rev., 5% due
                11/1/2023                                                          Aa3          239,012
-------------------------------------------------------------------------------------------------------
     350,000    High Point, NC Combined Enterprise System Rev., 5% due
                11/1/2028                                                          Aaa          337,099
-------------------------------------------------------------------------------------------------------
     135,000    North Carolina Housing Finance Agency Rev. (Home Ownership),
                6.40% due 7/1/2028*                                                Aa2          137,823
-------------------------------------------------------------------------------------------------------
     500,000    North Carolina Infrastructure Finance Corporation
                Certificates of Participation (State of North Carolina Repair
                and Renovation Projects), 5% due 6/1/2017                          Aa1          512,285
-------------------------------------------------------------------------------------------------------
     500,000    North Carolina Medical Care Commission Hospital Rev. (First
                Health of the Carolinas Project),
                5% due 10/1/2028                                                   Aa3          457,990
-------------------------------------------------------------------------------------------------------
   1,750,000    North Carolina Municipal Power Agency No. 1  Rev. (Catawba
                Electric), 5% due 1/1/2020++                                       Aaa        1,793,820
-------------------------------------------------------------------------------------------------------
   1,000,000    Raleigh, NC Combined Enterprise System Rev., 5% due
                3/1/2024(o)                                                       AAA++       1,070,220
-------------------------------------------------------------------------------------------------------
   1,000,000    Wake County, NC Industrial Facilities & Pollution Control
                Financing Authority Rev. (Carolina Power & Light), 5.375% due
                2/1/2017                                                            A2        1,001,440
-------------------------------------------------------------------------------------------------------
     500,000    Wilmington City, NC Water & Sewer System Rev., 5% due
                6/1/2025                                                           Aaa          487,815
-------------------------------------------------------------------------------------------------------
     250,000    Winston-Salem, NC Water & Sewer System Rev., 5.125% due
                6/1/2028(o)                                                       AAA++         266,315
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $11,876,004) -- 95.1%                                            12,134,821
-------------------------------------------------------------------------------------------------------

                                     SHORT-TERM HOLDINGS
-------------------------------------------------------------------------------------------------------
     200,000    Massachusetts State GOs, VRDN, due 3/1/2026                       VMIG 1        200,000
-------------------------------------------------------------------------------------------------------
     200,000    New York City, NY GOs, VRDN, due 8/1/2019                         VMIG 1        200,000
-------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM HOLDINGS (Cost $400,000) -- 3.1%                                               400,000
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $12,276,004) -- 98.2%                                                12,534,821
-------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- 1.8%                                                           230,991
-------------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                        $12,765,812
-------------------------------------------------------------------------------------------------------



----------
See footnotes on page 19.

Portfolios of Investments
September 30, 2008

NEW JERSEY FUND


-------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                              MUNICIPAL BONDS                           RATING+       VALUE


-------------------------------------------------------------------------------------------------------
  $  790,000    Bergen County, NJ Improvement Authority Governmental Loan
                Rev., 5% due 9/1/2014                                              Aaa      $   844,818
-------------------------------------------------------------------------------------------------------
   2,000,000    Delaware River & Bay Authority Rev. (New Jersey and
                Delaware), 5.75% due 1/1/2029(o)                                   Aa3        2,100,000
-------------------------------------------------------------------------------------------------------
   1,000,000    New Jersey Economic Development Authority Rev. (The Seeing
                Eye, Inc. Project), 5% due 12/1/2024                               Aa3          965,510
-------------------------------------------------------------------------------------------------------
   1,500,000    New Jersey Economic Development Authority State Lease Rev.
                (Liberty State Park Project), 5% due 3/1/2027                      Aaa        1,456,005
-------------------------------------------------------------------------------------------------------
   3,000,000    New Jersey Economic Development Authority Water Facilities
                Rev. (New Jersey American Water Co., Inc.), 5.375% due
                5/1/2032*                                                           NR        2,533,470
-------------------------------------------------------------------------------------------------------
   1,250,000    New Jersey Educational Facilities Authority Rev. (Princeton
                University), 5% due 7/1/2028                                       Aaa        1,222,287
-------------------------------------------------------------------------------------------------------
   1,250,000    New Jersey Educational Facilities Authority Rev. (Stevens
                Institute of Technology), 5.25% due 7/1/2022                       Baa2       1,124,987
-------------------------------------------------------------------------------------------------------
   1,000,000    New Jersey Educational Facilities Authority Rev. (William
                Paterson University of New Jersey), 5% due 7/1/2024                Aaa          976,490
-------------------------------------------------------------------------------------------------------
   1,480,000    New Jersey Environmental Infrastructure Trust Rev., 5% due
                9/1/2022                                                           Aaa        1,481,184
-------------------------------------------------------------------------------------------------------
   1,110,000    New Jersey Health Care Facilities Financing Authority Rev.
                (Atlantic City Medical Center), 5.75% due 7/1/2025                  A2        1,100,465
-------------------------------------------------------------------------------------------------------
     890,000    New Jersey Health Care Facilities Financing Authority Rev.
                (Atlantic City Medical Center), 5.75% due 7/1/2025(o)               A2          962,731
-------------------------------------------------------------------------------------------------------
   2,450,000    New Jersey Health Care Facilities Financing Authority Rev.
                (Hackensack University Medical Center),
                6% due 1/1/2034                                                     A3        2,430,841
-------------------------------------------------------------------------------------------------------
   2,255,000    New Jersey Health Care Facilities Financing Authority Rev.
                (Meridian Health System Obligated Group),
                5.375% due 7/1/2024                                                Aaa        2,241,786
-------------------------------------------------------------------------------------------------------
   2,000,000    New Jersey Highway Authority Rev. (Garden State Parkway),
                5.625% due 1/1/2030(o)                                            AAA++       2,094,140
-------------------------------------------------------------------------------------------------------
     215,000    New Jersey Housing & Mortgage Finance Agency Rev. (Multi-
                Family Housing), 5.75% due 5/1/2025                                Aaa          215,686
-------------------------------------------------------------------------------------------------------
   1,500,000    New Jersey Housing & Mortgage Finance Agency Rev. (Multi-
                Family Housing), 6.35% due 11/1/2031*                              Aaa        1,490,550
-------------------------------------------------------------------------------------------------------
   1,000,000    New Jersey Transportation Trust Fund Authority Rev., 5% due
                12/15/2021(o)                                                      Aaa        1,059,560
-------------------------------------------------------------------------------------------------------
   1,000,000    Port Authority of New York and New Jersey Consolidated Bonds,
                5% due 10/1/2028                                                   Aa3          957,330
-------------------------------------------------------------------------------------------------------
     500,000    Port Authority of New York and New Jersey Consolidated Bonds,
                5% due 8/15/2022                                                   Aaa          494,260
-------------------------------------------------------------------------------------------------------
   1,000,000    Puerto Rico Electric Power Authority Rev., 5% due 7/1/2023         Aaa          941,160
-------------------------------------------------------------------------------------------------------
   1,000,000    Puerto Rico Highway & Transportation Authority Rev., 5.50%
                due 7/1/2036(o)                                                    Aaa        1,105,390
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $28,303,343) -- 97.2%                                            27,798,650
-------------------------------------------------------------------------------------------------------

                                     SHORT-TERM HOLDINGS
-------------------------------------------------------------------------------------------------------
     400,000    New York City, NY GOs, VRDN, due 8/1/2010                         VMIG 1        400,000
-------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM HOLDINGS (Cost $400,000) -- 1.4%                                               400,000
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $28,703,343) -- 98.6%                                                28,198,650
-------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- 1.4%                                                           407,981
-------------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                        $28,606,631
-------------------------------------------------------------------------------------------------------



----------
See footnotes on page 19.

Portfolios of Investments
September 30, 2008

PENNSYLVANIA FUND


-------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                              MUNICIPAL BONDS                           RATING+       VALUE


-------------------------------------------------------------------------------------------------------
  $  490,000    Allegheny County, PA Higher Education Building Authority            A2      $   446,787
                University Rev. (Duquesne University),
                5% due 3/1/2028
-------------------------------------------------------------------------------------------------------
   1,000,000    Berks County, PA Municipal Authority Hospital Rev. (The            Aa3        1,058,780
                Reading Hospital & Medical Center Project),
                5.70% due 10/1/2014
-------------------------------------------------------------------------------------------------------
   1,000,000    Berks County, PA Municipal Authority Hospital Rev. (The            Aaa        1,059,310
                Reading Hospital & Medical Center Project),
                6% due 11/1/2029(o)
-------------------------------------------------------------------------------------------------------
   1,100,000    Butler County, PA GO's 5.25% due 7/15/2023(o)                      A+++       1,186,900
-------------------------------------------------------------------------------------------------------
     530,000    Commonwealth of Pennsylvania GOs, 5.375% due 7/1/2017              Aa2          572,766
-------------------------------------------------------------------------------------------------------
   1,000,000    Delaware Valley, PA Regional Finance Authority Rev. (Local         Aa2        1,221,000
                Government), 7.75% due 7/1/2027
-------------------------------------------------------------------------------------------------------
     430,000    Montgomery County, PA GOs, 5.25% due 8/15/2017                     Aaa          463,239
-------------------------------------------------------------------------------------------------------
   1,000,000    Northampton County, PA General Purpose Authority Rev., 5.25%       Aaa          984,620
                due 10/1/2030
-------------------------------------------------------------------------------------------------------
   1,000,000    Pennsylvania Economic Development Financing Authority Rev.         Aa3          898,500
                (The Procter & Gamble Paper Products Company Project), 5.375%
                due 3/1/2031*
-------------------------------------------------------------------------------------------------------
   1,050,000    Pennsylvania Higher Educational Facilities Authority Rev.           A2        1,059,807
                (Drexel University), 5.75% due 5/1/2022
-------------------------------------------------------------------------------------------------------
     750,000    Pennsylvania Intergovernmental Cooperative Authority Special        A1          733,395
                Tax Rev. (Philadelphia Funding Program),
                5% due 6/15/2021
-------------------------------------------------------------------------------------------------------
     500,000    Pennsylvania State Turnpike Commission Rev. (Oil Franchise          A2          541,025
                Tax), 5.25% due 12/1/2016(o)
-------------------------------------------------------------------------------------------------------
   1,000,000    Pennsylvania State Turnpike Commission Rev. (Registration          Aa3        1,062,940
                Fee), 5% due 7/15/2041(o)
-------------------------------------------------------------------------------------------------------
     450,000    Philadelphia, PA Redevelopment Authority Rev. (Home                 NR          594,486
                Mortgage), 9% due 6/1/2017++
-------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $11,596,380) -- 87.2%                                            11,883,555
-------------------------------------------------------------------------------------------------------

                                     SHORT-TERM HOLDINGS
-------------------------------------------------------------------------------------------------------
     500,000    Connecticut State Health & Educational Facilities Authority       VMIG 1        500,000
                Rev. (Yale University), VRDN, due 7/1/2036
-------------------------------------------------------------------------------------------------------
     500,000    Massachusetts State GOs, VRDN, due 3/1/2026                       VMIG 1        500,000
-------------------------------------------------------------------------------------------------------
     400,000    Montana Finance Facilities Authority Rev. (Sisters of             VMIG 1        400,000
                Charity), VRDN, due 12/1/2025
-------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM HOLDINGS (Cost $1,400,000) -- 10.3%                                          1,400,000
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost $12,996,380) -- 97.5%                                                13,283,555
-------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES -- 2.5%                                                           338,032
-------------------------------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                                                        $13,621,587
-------------------------------------------------------------------------------------------------------




----------
    + Credit ratings are primarily those issued by Moody's Investors Service, Inc. ("Moody's"). Where Moody's ratings have not been assigned, ratings from Standard & Poor's Ratings Services ("S&P") were used (indicated by the symbol ++). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody's have been reported as AAA. Ratings have not been audited by Deloitte & Touche LLP.
   ++ Escrowed-to-maturity security.
    o Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.
    * Interest income earned from this security is subject to the federal alternative minimum tax.
VRDN -- Variable Rate Demand Notes (See Note 2d).
See Notes to Financial Statements.

Statements of Assets and Liabilities

September 30, 2008


                                        CALIFORNIA    CALIFORNIA                    NORTH          NEW
                                        HIGH-YIELD     QUALITY       FLORIDA       CAROLINA       JERSEY     PENNSYLVANIA
                                           FUND          FUND          FUND          FUND          FUND          FUND
-------------------------------------------------------------------------------------------------------------------------

ASSETS:
-------------------------------------------------------------------------------------------------------------------------
Investments, at value (see portfolios
of investments):
-------------------------------------------------------------------------------------------------------------------------
  Long-term holdings                   $31,768,962   $31,899,445   $18,592,156   $12,134,821   $27,798,650    $11,883,555
-------------------------------------------------------------------------------------------------------------------------
  Short-term holdings                    3,955,000     4,441,700     2,368,960       400,000       400,000      1,400,000
-------------------------------------------------------------------------------------------------------------------------
Total investments*                      35,723,962    36,341,145    20,961,116    12,534,821    28,198,650     13,283,555
-------------------------------------------------------------------------------------------------------------------------
Cash**                                     243,708       233,514         2,123       110,931        66,497        180,510
-------------------------------------------------------------------------------------------------------------------------
Interest receivable                        515,953       688,969       476,211       165,146       412,939        201,376
-------------------------------------------------------------------------------------------------------------------------
Expenses prepaid to shareholder
service agent                                1,426         1,474           903           523         1,284            571
-------------------------------------------------------------------------------------------------------------------------
Receivable for Shares of Beneficial
Interest/Capital
Stock sold                                      --         1,332        14,995         1,774        25,501         11,576
-------------------------------------------------------------------------------------------------------------------------
Other                                        2,110         2,329         1,366           783         1,889            824
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                            36,487,159    37,268,763    21,456,714    12,813,978    28,706,760     13,678,412
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------------------------------------------------
Payable for Shares of Beneficial
Interest/
Capital Stock repurchased                   95,178       155,650        25,005            50         4,913            875
-------------------------------------------------------------------------------------------------------------------------
Dividends payable                           58,622        54,561        37,092        17,185        38,555         17,118
-------------------------------------------------------------------------------------------------------------------------
Management fee payable                      12,273        15,695         6,366         5,383        12,158          5,740
-------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees
payable                                      6,929         5,177         6,136         3,135         7,352          3,482
-------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other                  39,238        42,687        31,160        22,413        37,151         29,610
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                          212,240       273,770       105,759        48,166       100,129         56,825
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                             $36,274,919   $36,994,993   $21,350,955   $12,765,812   $28,606,631    $13,621,587
-------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
Shares of Beneficial Interest/Capital
Stock, at
par value ($0.001 par value;
unlimited shares authorized,
100,000,000 shares, in the case of
New Jersey Fund):
-------------------------------------------------------------------------------------------------------------------------
  Class A                              $     4,999   $     5,568   $     2,604   $     1,604   $     3,759    $     1,684
-------------------------------------------------------------------------------------------------------------------------
  Class C                                      874           471           398           117           422            156
-------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital              37,013,866    37,829,416    21,827,135    12,425,866    28,880,224     13,135,690
-------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income         94,589       237,015        66,331        63,535        92,981         71,826
-------------------------------------------------------------------------------------------------------------------------
Undistributed/accumulated net
realized gain (loss)                       (12,800)       (4,257)     (117,408)       15,873       133,938        125,056
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments             (826,609)   (1,073,220)     (428,105)      258,817      (504,693)       287,175
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                             $36,274,919   $36,994,993   $21,350,955   $12,765,812   $28,606,631    $13,621,587
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------
Class A                                $30,873,007   $34,123,376   $18,510,298   $11,901,144   $25,679,630    $12,467,145
-------------------------------------------------------------------------------------------------------------------------
Class C                                $ 5,401,912   $ 2,871,617   $ 2,840,657   $   864,668   $ 2,927,001    $ 1,154,442
-------------------------------------------------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST/CAPITAL STOCK
OUTSTANDING:
-------------------------------------------------------------------------------------------------------------------------
Class A                                  4,998,662     5,567,547     2,604,408     1,603,956     3,758,547      1,684,072
-------------------------------------------------------------------------------------------------------------------------
Class C                                    873,627       470,512       398,471       116,524       421,689        156,301
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
-------------------------------------------------------------------------------------------------------------------------
CLASS A                                      $6.18         $6.13         $7.11         $7.42         $6.83          $7.40
-------------------------------------------------------------------------------------------------------------------------
CLASS C                                      $6.18         $6.10         $7.13         $7.42         $6.94          $7.39
-------------------------------------------------------------------------------------------------------------------------

----------
 * Cost of total investments           $36,550,571   $37,414,365   $21,389,221   $12,276,004   $28,703,343    $12,996,380
** Includes restricted cash of         $     5,300   $     6,300   $     2,000            --   $     5,000    $     4,000



See Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 2008


                                    CALIFORNIA     CALIFORNIA                     NORTH          NEW
                                    HIGH-YIELD      QUALITY        FLORIDA       CAROLINA       JERSEY      PENNSYLVANIA
                                       FUND           FUND           FUND          FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------------------------------------------------------------
INTEREST                           $ 1,752,400    $ 1,945,793    $ 1,216,922    $ 638,549    $ 1,617,074      $ 721,544
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------------------------
Management fees                        173,288        196,281        120,150       66,993        161,913         73,439
------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
fees                                    82,833         62,477         82,199       40,524        103,961         48,153
------------------------------------------------------------------------------------------------------------------------
Shareholder account services            57,715         64,006         40,791       23,747         59,508         27,335
------------------------------------------------------------------------------------------------------------------------
Auditing fees                           30,252         32,818         24,421       18,612         28,859         27,569
------------------------------------------------------------------------------------------------------------------------
Registration                            18,868         17,694         14,001       12,572         20,416         15,946
------------------------------------------------------------------------------------------------------------------------
Legal fees                              12,090         13,598          9,753       16,104         24,648         22,500
------------------------------------------------------------------------------------------------------------------------
Shareholder reports and
communications                           9,354          8,909          6,465        4,059          7,833          6,325
------------------------------------------------------------------------------------------------------------------------
Custody and related services             8,273          7,285          5,986        2,304         10,157          1,620
------------------------------------------------------------------------------------------------------------------------
Directors'/Trustees' fees and
expenses                                 4,501          4,827          3,872        3,204          4,880          3,761
------------------------------------------------------------------------------------------------------------------------
Miscellaneous                            4,985          5,484          4,270        3,480          5,592          3,822
------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES BEFORE MANAGEMENT
FEE WAIVER                             402,159        413,379        311,908      191,599        427,767        230,470
------------------------------------------------------------------------------------------------------------------------
Management fee waiver (Note 3)         (34,658)            --        (36,045)          --             --             --
------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES AFTER MANAGEMENT
FEE WAIVER                             367,501        413,379        275,863      191,599        427,767        230,470
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                1,384,899      1,532,414        941,059      446,950      1,189,307        491,074
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
investments                            (21,722)       131,082        (83,501)      18,829        109,355         91,753
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation of
investments                         (2,057,347)    (2,531,624)    (1,339,901)    (473,577)    (1,895,489)      (690,084)
------------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS             (2,079,069)    (2,400,542)    (1,423,402)    (454,748)    (1,786,134)      (598,331)
------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
OPERATIONS                         $  (694,170)   $  (868,128)   $  (482,343)   $  (7,798)   $  (596,827)     $(107,257)
------------------------------------------------------------------------------------------------------------------------





----------
See Notes to Financial Statements.

Statements of Changes in Net Assets



                                             CALIFORNIA HIGH-YIELD FUND                CALIFORNIA QUALITY FUND
                                          --------------------------------        --------------------------------
                                              YEAR ENDED SEPTEMBER 30,                YEAR ENDED SEPTEMBER 30,
                                          --------------------------------        --------------------------------
                                              2008                2007                2008                2007
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
------------------------------------------------------------------------------------------------------------------
Net investment income                      $ 1,384,899         $ 1,437,824         $ 1,532,414         $ 1,765,529
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments        (21,722)             67,521             131,082             285,451
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
of investments                              (2,057,347)           (436,813)         (2,531,624)           (992,937)
------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS        (694,170)          1,068,532            (868,128)          1,058,043
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------
Net investment income:
------------------------------------------------------------------------------------------------------------------
  Class A                                   (1,196,136)         (1,195,595)         (1,408,168)         (1,646,981)
------------------------------------------------------------------------------------------------------------------
  Class C                                     (112,958)            (81,924)            (54,560)            (55,345)
------------------------------------------------------------------------------------------------------------------
  Class D                                      (56,269)            (90,377)            (20,614)            (30,086)
------------------------------------------------------------------------------------------------------------------
Total                                       (1,365,363)         (1,367,896)         (1,483,342)         (1,732,412)
------------------------------------------------------------------------------------------------------------------
Net realized long-term gain on
investments:
------------------------------------------------------------------------------------------------------------------
  Class A                                      (61,428)                 --            (296,071)            (81,972)
------------------------------------------------------------------------------------------------------------------
  Class C                                       (4,879)                 --             (12,743)             (3,623)
------------------------------------------------------------------------------------------------------------------
  Class D                                       (5,958)                 --              (6,610)             (2,002)
------------------------------------------------------------------------------------------------------------------
Total                                          (72,265)                 --            (315,424)            (87,597)
------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS                               (1,437,628)         (1,367,896)         (1,798,766)         (1,820,009)
------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares            7,157,014             648,122           4,138,665             492,091
------------------------------------------------------------------------------------------------------------------
Investment of dividends                        850,379             840,334             913,485           1,027,593
------------------------------------------------------------------------------------------------------------------
Exchanged from associated funds                675,454             153,320           1,655,204             640,630
------------------------------------------------------------------------------------------------------------------
Investment of gain distributions                51,400                  --             228,536              61,687
------------------------------------------------------------------------------------------------------------------
Total                                        8,734,247           1,641,776           6,935,890           2,222,001
------------------------------------------------------------------------------------------------------------------
Cost of shares repurchased                  (3,830,737)         (3,264,320)         (6,632,621)         (6,514,802)
------------------------------------------------------------------------------------------------------------------
Exchanged into associated funds               (195,785)           (163,874)           (624,743)           (414,780)
------------------------------------------------------------------------------------------------------------------
Total                                       (4,026,522)         (3,428,194)         (7,257,364)         (6,929,582)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
SHARE TRANSACTIONS                           4,707,725          (1,786,418)           (321,474)         (4,707,581)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS            2,575,927          (2,085,782)         (2,988,368)         (5,469,547)
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------------------
Beginning of year                           33,698,992          35,784,774          39,983,361          45,452,908
------------------------------------------------------------------------------------------------------------------
END OF YEAR*                               $36,274,919         $33,698,992         $36,994,993         $39,983,361
------------------------------------------------------------------------------------------------------------------

----------
* Including undistributed net investment
income                                     $    94,589         $    86,840         $   237,015         $   204,015



See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                    FLORIDA FUND                         NORTH CAROLINA FUND
                                          --------------------------------        --------------------------------
                                              YEAR ENDED SEPTEMBER 30,                YEAR ENDED SEPTEMBER 30,
                                          --------------------------------        --------------------------------
                                              2008                2007                2008                2007
------------------------------------------------------------------------------------------------------------------

OPERATIONS:
------------------------------------------------------------------------------------------------------------------
Net investment income                      $   941,059         $ 1,147,515         $   446,950         $   551,387
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments        (83,501)            194,266              18,829             (21,778)
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
of investments                              (1,339,901)           (596,682)           (473,577)           (273,495)
------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS        (482,343)            745,099              (7,798)            256,114
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------
Net investment income:
------------------------------------------------------------------------------------------------------------------
  Class A                                     (824,183)           (995,082)           (406,597)           (488,700)
------------------------------------------------------------------------------------------------------------------
  Class C                                      (73,986)            (88,869)            (15,389)            (27,226)
------------------------------------------------------------------------------------------------------------------
  Class D                                      (18,589)            (39,465)             (7,311)            (12,527)
------------------------------------------------------------------------------------------------------------------
Total                                         (916,758)         (1,123,416)           (429,297)           (528,453)
------------------------------------------------------------------------------------------------------------------
Net realized long-term gain on
investments:
------------------------------------------------------------------------------------------------------------------
  Class A                                     (260,619)            (32,733)                 --            (142,487)
------------------------------------------------------------------------------------------------------------------
  Class C                                      (24,633)             (3,907)                 --             (10,580)
------------------------------------------------------------------------------------------------------------------
  Class D                                      (12,001)             (1,626)                 --              (4,650)
------------------------------------------------------------------------------------------------------------------
Total                                         (297,253)            (38,266)                 --            (157,717)
------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS                               (1,214,011)         (1,161,682)           (429,297)           (686,170)
------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares              328,450             485,516             752,918              23,134
------------------------------------------------------------------------------------------------------------------
Investment of dividends                        567,489             665,122             257,209             335,669
------------------------------------------------------------------------------------------------------------------
Exchanged from associated funds                187,366              14,064              45,023              67,237
------------------------------------------------------------------------------------------------------------------
Investment of gain distributions               211,383              26,605                  --             118,956
------------------------------------------------------------------------------------------------------------------
Total                                        1,294,688           1,191,307           1,055,150             544,996
------------------------------------------------------------------------------------------------------------------
Cost of shares repurchased                  (3,418,309)         (5,257,705)         (1,609,432)         (3,439,972)
------------------------------------------------------------------------------------------------------------------
Exchanged into associated funds               (288,077)           (143,295)                 --             (47,989)
------------------------------------------------------------------------------------------------------------------
Total                                       (3,706,386)         (5,401,000)         (1,609,432)         (3,487,961)
------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM SHARE
TRANSACTIONS                                (2,411,698)         (4,209,693)           (554,282)         (2,942,965)
------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS                      (4,108,052)         (4,626,276)           (991,377)         (3,373,021)
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------------------
Beginning of year                           25,459,007          30,085,283          13,757,189          17,130,210
------------------------------------------------------------------------------------------------------------------
END OF YEAR*                               $21,350,955         $25,459,007         $12,765,812         $13,757,189
------------------------------------------------------------------------------------------------------------------

----------
* Including undistributed net investment
income                                     $    66,331         $    54,950         $    63,535         $    50,713



See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                   NEW JERSEY FUND                        PENNSYLVANIA FUND
                                          --------------------------------        --------------------------------
                                              YEAR ENDED SEPTEMBER 30,                YEAR ENDED SEPTEMBER 30,
                                          --------------------------------        --------------------------------
                                              2008                2007                2008                2007
------------------------------------------------------------------------------------------------------------------

OPERATIONS:
------------------------------------------------------------------------------------------------------------------
Net investment income                      $ 1,189,307         $ 1,378,404             491,074         $   567,772
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments        109,355             152,732              91,753             (23,382)
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
of investments                              (1,895,489)           (510,530)           (690,084)           (275,048)
------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS        (596,827)          1,020,606            (107,257)            269,342
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------
Net investment income:
------------------------------------------------------------------------------------------------------------------
  Class A                                   (1,065,351)         (1,251,627)           (454,897)           (496,120)
------------------------------------------------------------------------------------------------------------------
  Class C                                      (71,238)            (84,129)            (18,632)            (15,022)
------------------------------------------------------------------------------------------------------------------
  Class D                                      (16,944)            (26,125)             (6,745)            (11,213)
------------------------------------------------------------------------------------------------------------------
Total                                       (1,153,533)         (1,361,881)           (480,274)           (522,355)
------------------------------------------------------------------------------------------------------------------
Net realized long-term gain on
investments:
------------------------------------------------------------------------------------------------------------------
  Class A                                     (145,171)            (87,975)                 --                  --
------------------------------------------------------------------------------------------------------------------
  Class C                                      (11,446)             (8,786)                 --                  --
------------------------------------------------------------------------------------------------------------------
  Class D                                       (4,675)             (2,220)                 --                  --
------------------------------------------------------------------------------------------------------------------
Total                                         (161,292)            (98,981)                 --                  --
------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS                               (1,314,825)         (1,460,862)           (480,274)           (522,355)
------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares            1,218,866           1,626,910             625,794             204,074
------------------------------------------------------------------------------------------------------------------
Investment of dividends                        837,017             958,961             319,766             354,192
------------------------------------------------------------------------------------------------------------------
Exchanged from associated funds                158,210             510,335             139,068                  --
------------------------------------------------------------------------------------------------------------------
Investment of gain distributions               127,190              77,261                  --                  --
------------------------------------------------------------------------------------------------------------------
Total                                        2,341,283           3,173,467           1,084,628             558,266
------------------------------------------------------------------------------------------------------------------
Cost of shares repurchased                  (5,267,211)         (4,292,048)         (2,255,065)         (2,843,225)
------------------------------------------------------------------------------------------------------------------
Exchanged into associated funds               (444,836)         (1,154,399)            (34,934)           (199,728)
------------------------------------------------------------------------------------------------------------------
Total                                       (5,712,047)         (5,446,447)         (2,289,999)         (3,042,953)
------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM SHARE
TRANSACTIONS                                (3,370,764)         (2,272,980)         (1,205,371)         (2,484,687)
------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS                      (5,282,416)         (2,713,236)         (1,792,902)         (2,737,700)
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------------------
Beginning of year                           33,889,047          36,602,283          15,414,489          18,152,189
------------------------------------------------------------------------------------------------------------------
END OF YEAR*                               $28,606,631         $33,889,047         $13,621,587         $15,414,489
------------------------------------------------------------------------------------------------------------------

----------
* Including undistributed net investment
income                                     $    92,981         $    81,812         $    71,826         $    95,402


See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION AND MULTIPLE CLASSES OF SHARES -- Seligman Municipal Series Trust (the "Trust"), Seligman New Jersey Municipal Fund, Inc. (the "New Jersey Fund") and Seligman Pennsylvania Municipal Fund Series (the "Pennsylvania Fund") are registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified open-end management investment companies. The Trust consists of four separate funds: the "California High-Yield Fund," the "California Quality Fund," the "Florida Fund," and the "North Carolina Fund." Each Fund of the Trust, as well as the New Jersey Fund and the Pennsylvania Fund (each a "Fund", collectively, the "Funds"), offers two classes of shares.

   Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (4.5% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans that have at least $2,000,000 in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

   Class C shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

   The Boards of Directors/Trustees of the Funds approved the automatic conversion of all of the Funds' outstanding Class D shares to Class C shares at their respective net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the Funds no longer offer Class D shares. The conversion did not affect individual shareholder account values.

   All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Funds:

  A. SECURITY VALUATION AND RISK -- Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by the Funds' investment manager (the "Manager") based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Boards of Directors/Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

     Fixed-income securities owned by the Funds are subject to interest-rate risk, credit risk, prepayment risk, and market risk. To the extent that the Funds concentrate their investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general.

  B. RESTRICTED CASH -- Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the insurance policies of the Trust, New Jersey Fund and Pennsylvania Fund.

  C. MULTIPLE CLASS ALLOCATIONS -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2008, distribution and service fees were the only class-specific expenses.

  D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Funds amortize discounts and premiums paid on bonds and other debt securities for financial reporting purposes.

     Short-term holdings include securities with stated or effective maturity dates of less than one year.

     Variable rate demand notes purchased by the Funds may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At September 30, 2008, the interest rates paid on these notes ranged from 2.50% to 7.50%.

Notes to Financial Statements

  E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Funds are recorded on the ex-dividend date.

  F. TAXES -- There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gains.

     Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109," requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Funds file income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon their review of tax positions for the Funds' open tax years of 2005-2008 in these jurisdictions, the Funds have determined that FIN 48 did not have a material impact on the Funds' financial statements for the year ended September 30, 2008.

3. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Trust, the New Jersey Fund and the Pennsylvania Fund (see Note 10) and provides the necessary personnel and facilities. Compensation of all officers of the Trust, the New Jersey Fund and the Pennsylvania Fund, all directors/trustees of the Trust, the New Jersey Fund and the Pennsylvania Fund who are employees of the Manager, and all personnel of the Trust, the New Jersey Fund and the Pennsylvania Fund and the Manager is paid by the Manager. The Manager's fee is calculated daily and payable monthly, equal to 0.50% per annum of each Fund's average daily net assets. The Manager, at its discretion, agreed to waive a portion of its fees for the year ended September 30, 2008 to limit the per annum fee of California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively. For the year ended September 30, 2008, the amounts of fees waived by the Manager for California High-Yield Fund and Florida Fund were $34,658 and $36,045, respectively.

   For the year ended September 30, 2008, Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Funds' shares and an affiliate of the Manager, received the following commissions and concessions from sales of Class A shares. The following commissions were also paid to dealers for sales of Class A shares:

                     COMMISSIONS AND CONCESSIONS     DEALER
FUND                   RETAINED BY DISTRIBUTOR    COMMISSIONS
-------------------------------------------------------------
California High-
Yield                          $13,104              $85,598
-------------------------------------------------------------
California Quality               5,413               32,385
-------------------------------------------------------------
Florida                          1,194                8,883
-------------------------------------------------------------
North Carolina                   1,995               12,728
-------------------------------------------------------------
New Jersey                       2,283               18,489
-------------------------------------------------------------
Pennsylvania                     1,313               11,781
-------------------------------------------------------------



  Each Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Funds monthly pursuant to the Plan. For the year ended September 30, 2008, for California High-Yield Fund, California Quality Fund, Florida Fund, North Carolina Fund, New Jersey Fund and Pennsylvania Fund, fees incurred under the Plan aggregated to $29,518, $36,951, $52,115, $31,183, $71,974 and $38,008,
  respectively, or 0.10%, 0.10%, 0.25%, 0.25%, 0.25% and 0.25%, respectively, per annum of average daily net assets of Class A shares.

  Under the Plan, with respect to Class C shares and Class D shares (only through May 16, 2008), service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan. For the year ended September 30, 2008, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class C and Class D (only through May 16, 2008) shares were as follows:

FUND                         CLASS C         CLASS D
----------------------------------------------------
California High-Yield        $35,791         $17,524
----------------------------------------------------
California Quality            18,443           7,083
----------------------------------------------------
Florida                       23,796           6,288
----------------------------------------------------
North Carolina                 6,277           3,064
----------------------------------------------------
New Jersey                    25,859           6,128
----------------------------------------------------
Pennsylvania                   7,437           2,708
----------------------------------------------------



  The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the year ended September 30, 2008, the Distributor and Seligman Services, Inc. received distribution and service fees as follows:

                         DISTRIBUTION AND                      DISTRIBUTION AND
FUND                       SERVICE FEES      FUND                SERVICE FEES
-------------------------------------------------------------------------------------
California High-Yield         $3,304         North Carolina         $2,408
-------------------------------------------------------------------------------------
California Quality             1,714         New Jersey              9,423
-------------------------------------------------------------------------------------
Florida                        2,836         Pennsylvania              712
-------------------------------------------------------------------------------------



  The Distributor is entitled to retain any CDSC imposed on certain redemptions of shares. For the year ended September 30, 2008, such charges amounted to $141 for the California High-Yield Fund, $24 for the California Quality Fund and $2,320 for the New Jersey Fund.

Notes to Financial Statements

  For the year ended September 30, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged each Fund at cost for shareholder account services in accordance with a methodology approved by the Funds' directors/trustees as follows:

FUND                                FUND
-------------------------------------------------------------
California High-Yield    $57,715    North Carolina    $23,747
-------------------------------------------------------------
California Quality        64,006    New Jersey         59,508
-------------------------------------------------------------
Florida                   40,791    Pennsylvania       27,335
-------------------------------------------------------------



  Costs of Seligman Data Corp. directly attributable to a Fund were charged to that Fund. The remaining charges were allocated to each Fund by Seligman Data Corp. pursuant to a formula based on each Fund's net assets, shareholder transaction volume and number of shareholder accounts.

  The Trust, New Jersey Fund and Pennsylvania Fund and certain other associated investment companies (together, the "Guarantors") have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the "Guaranty"). The lease and the related Guaranty expire in January 2019. The obligation of a Guarantor to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on each Guarantor's percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At September 30, 2008, the potential obligations under the Guaranty were $85,900 for the Trust, $27,500 for the New Jersey Fund and $11,900 for the Pennsylvania Fund.

  As of September 30, 2008, no event has occurred which would result in the Guarantors becoming liable to make any payment under the Guaranty. Each Fund of the Trust would bear a portion of any payments made by the Trust under the Guaranty. A portion of the rent paid by Seligman Data Corp. is charged to the Funds as part of Seligman Data Corp.'s shareholder account services cost.

  During the year ended September 30, 2008, certain officers and directors/trustees of the Trust, the New Jersey Fund and the Pennsylvania Fund were officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

  The Trust, New Jersey Fund, and Pennsylvania Fund have a compensation agreement under which directors/trustees who receive fees may elect to defer receiving such fees. Directors/trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Funds or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Funds for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in directors'/trustees' fees and expenses, and the accumulated balances thereof at September 30, 2008, are included in accrued expenses and other liabilities as follows:

FUND                             FUND
-------------------------------------------------------
California High-Yield    $778    North Carolina    $632
-------------------------------------------------------
California Quality        819    New Jersey         769
-------------------------------------------------------
Florida                   709    Pennsylvania       639
-------------------------------------------------------



4. COMMITTED LINE OF CREDIT -- The Trust, New Jersey Fund, and Pennsylvania Fund are each participants in a joint $200 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2009, but is renewable annually with the consent of the participating banks. For the year ended September 30, 2008, the Funds did not borrow from the credit facility.

5. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term holdings, for the year ended September 30, 2008, were as follows:

FUND                       PURCHASES            SALES
-------------------------------------------------------
California High-Yield     $2,188,323         $1,219,160
-------------------------------------------------------
California Quality         7,481,595          4,768,830
-------------------------------------------------------
Florida                    2,143,560          4,108,290
-------------------------------------------------------
North Carolina               364,035            536,513
-------------------------------------------------------
New Jersey                 2,610,797          3,644,980
-------------------------------------------------------
Pennsylvania               1,567,372          3,670,307
-------------------------------------------------------


Notes to Financial Statements

6. FEDERAL TAX INFORMATION -- Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

   At September 30, 2008, each Fund's cost of investments for federal income tax purposes was less than the cost for financial reporting purposes due to the amortization of market discount for financial reporting purposes, offset, in part, for the California Quality Fund by the tax deferral of losses on wash sales of $149,160. The tax basis cost of investments was as follows:


                                           TAX
FUND                                    BASIS COST
--------------------------------------------------
California High-Yield                  $36,453,117
--------------------------------------------------
California Quality                      37,326,510
--------------------------------------------------
Florida                                 21,322,890
--------------------------------------------------




                                           TAX
FUND                                    BASIS COST
--------------------------------------------------
North Carolina                         $12,212,469
--------------------------------------------------
New Jersey                              28,610,362
--------------------------------------------------
Pennsylvania                            12,924,554
--------------------------------------------------



   The tax basis components of accumulated earnings/losses at September 30, 2008 are presented below. Undistributed tax-exempt/ordinary income primarily consists of net investment income and net realized short-term gain.

                                         CALIFORNIA    CALIFORNIA                   NORTH         NEW
                                         HIGH-YIELD     QUALITY       FLORIDA      CAROLINA      JERSEY     PENNSYLVANIA
------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation of
portfolio securities                    $   746,415   $   470,459   $   712,926   $ 548,428   $   768,945     $ 557,377
------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation of
portfolio securities                     (1,475,570)   (1,455,824)   (1,074,700)   (226,076)   (1,180,657)     (198,376)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of portfolio securities     (729,155)     (985,365)     (361,774)    322,352      (411,712)      359,001
------------------------------------------------------------------------------------------------------------------------
Undistributed tax-exempt/ordinary
income                                       56,534        55,380        37,801      17,814        59,839        17,760
------------------------------------------------------------------------------------------------------------------------
Undistributed long-term gain                     --       144,903           593      15,873       113,423       125,056
------------------------------------------------------------------------------------------------------------------------
Timing differences (post-October
losses)                                     (12,800)           --      (118,001)         --            --            --
------------------------------------------------------------------------------------------------------------------------
Total accumulated earnings (losses)     $  (685,421)  $  (785,082)  $  (441,381)  $ 356,039   $  (238,450)    $ 501,817
------------------------------------------------------------------------------------------------------------------------



   During the year ended September 30, 2008, the Pennsylvania Fund utilized $1,073 of prior year's capital loss carryforward to offset current year's net capital gains. From November 1, 2007 through September 30, 2008, the California High-Yield Fund and the Florida Fund incurred $12,800 and $118,001, respectively, of net realized capital losses. As permitted by tax regulations, these Funds intend to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2009. These losses will be available to offset future taxable net gains.

   The tax characterization of distributions paid is as follows:


                              YEAR ENDED SEPTEMBER 30,
                             --------------------------
                                2008            2007
-------------------------------------------------------------
Tax-exempt income:
-------------------------------------------------------------
California High-Yield        $1,365,363      $1,367,896
-------------------------------------------------------------
California Quality            1,483,342       1,732,412
-------------------------------------------------------------
Florida                         916,758       1,123,416
-------------------------------------------------------------
North Carolina                  429,297         528,453
-------------------------------------------------------------
New Jersey                    1,153,533       1,361,881
-------------------------------------------------------------
Pennsylvania                    480,274         522,355
-------------------------------------------------------------

                              YEAR ENDED SEPTEMBER 30,
                             --------------------------
                                2008            2007
-------------------------------------------------------------
Long-term capital gains:
-------------------------------------------------------------
California High-Yield           $72,265              --
-------------------------------------------------------------
California Quality              315,424         $87,597
-------------------------------------------------------------
Florida                         297,253          38,266
-------------------------------------------------------------
North Carolina                       --         157,717
-------------------------------------------------------------
New Jersey                      161,292          98,981
-------------------------------------------------------------
Pennsylvania                         --              --
-------------------------------------------------------------


Notes to Financial Statements

7. SHARE TRANSACTIONS -- Transactions in Shares of Beneficial Interest (for Funds of the Trust and Pennsylvania Fund) or Capital Stock were as follows:


  CALIFORNIA HIGH-YIELD FUND
  ---------------------------------------------------------------------------------------------------------------
                                             YEAR ENDED 9/30/08*                    YEAR ENDED 9/30/07
  ---------------------------------------------------------------------------------------------------------------
  CLASS A                                 SHARES             AMOUNT             SHARES             AMOUNT
  ---------------------------------------------------------------------------------------------------------------
  Net proceeds from sales of shares       977,102         $ 6,327,055            71,761         $   474,546
  ---------------------------------------------------------------------------------------------------------------
  Investment of dividends                 115,192             749,084           113,342             746,092
  ---------------------------------------------------------------------------------------------------------------
  Exchanged from associated funds         100,435             655,980            23,373             153,320
  ---------------------------------------------------------------------------------------------------------------
  Investment of gain distributions          6,725              43,981                --                  --
  ---------------------------------------------------------------------------------------------------------------
                                         1,199,4-
  Total                                        54           7,776,100           208,476           1,373,958
  ---------------------------------------------------------------------------------------------------------------
  Cost of shares repurchased             (545,964)         (3,548,942)         (364,823)         (2,399,318)
  ---------------------------------------------------------------------------------------------------------------
  Exchanged into associated funds         (28,453)           (186,652)          (24,314)           (159,903)
  ---------------------------------------------------------------------------------------------------------------
  Total                                  (574,417)         (3,735,594)         (389,137)         (2,559,221)
  ---------------------------------------------------------------------------------------------------------------
  Increase (decrease)                     625,037         $ 4,040,506          (180,661)        $(1,185,263)
  ---------------------------------------------------------------------------------------------------------------





  CLASS C                                 SHARES             AMOUNT             SHARES             AMOUNT
  ---------------------------------------------------------------------------------------------------------------
  Net proceeds from sales of shares       117,673         $   767,711           26,255           $ 173,481
  ---------------------------------------------------------------------------------------------------------------
  Investment of dividends                  11,836              76,859            8,598              56,675
  ---------------------------------------------------------------------------------------------------------------
  Exchanged from associated funds           3,086              19,474               --                  --
  ---------------------------------------------------------------------------------------------------------------
  Converted from Class D**                410,679           2,681,736               --                  --
  ---------------------------------------------------------------------------------------------------------------
  Investment of gain distributions            609               3,990               --                  --
  ---------------------------------------------------------------------------------------------------------------
  Total                                   543,883           3,549,770           34,853             230,156
  ---------------------------------------------------------------------------------------------------------------
  Cost of shares repurchased              (17,415)           (113,193)         (87,624)           (576,871)
  ---------------------------------------------------------------------------------------------------------------
  Exchanged into associated funds            (770)             (4,996)              --                  --
  ---------------------------------------------------------------------------------------------------------------
  Total                                   (18,185)           (118,189)         (87,624)           (576,871)
  ---------------------------------------------------------------------------------------------------------------
  Increase (decrease)                     525,698         $ 3,431,581          (52,771)          $(346,715)
  ---------------------------------------------------------------------------------------------------------------

  CLASS D                                 SHARES             AMOUNT             SHARES             AMOUNT
  ---------------------------------------------------------------------------------------------------------------
  Net proceeds from sales of shares         9,491         $    62,248               14           $      95
  ---------------------------------------------------------------------------------------------------------------
  Investment of dividends                   3,741              24,436            5,697              37,567
  ---------------------------------------------------------------------------------------------------------------
  Investment of gain distributions            524               3,429               --                  --
  ---------------------------------------------------------------------------------------------------------------
  Total                                    13,756              90,113            5,711              37,662
  ---------------------------------------------------------------------------------------------------------------
  Cost of shares repurchased              (26,096)           (168,602)         (43,634)           (288,131)
  ---------------------------------------------------------------------------------------------------------------
  Exchanged into associated funds            (628)             (4,137)            (601)             (3,971)
  ---------------------------------------------------------------------------------------------------------------
  Converted to Class C**                 (410,679)         (2,681,736)              --                  --
  ---------------------------------------------------------------------------------------------------------------
  Total                                  (437,403)         (2,854,475)         (44,235)           (292,102)
  ---------------------------------------------------------------------------------------------------------------
  Decrease                               (423,647)        $(2,764,362)         (38,524)          $(254,440)
  ---------------------------------------------------------------------------------------------------------------




  --------------------
  See footnotes on page 34.

Notes to Financial Statements

CALIFORNIA QUALITY FUND
---------------------------------------------------------------------------------------------------------------
                                           YEAR ENDED 9/30/08*                    YEAR ENDED 9/30/07
---------------------------------------------------------------------------------------------------------------
CLASS A                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares       468,866         $ 3,034,516            67,380         $   443,678
---------------------------------------------------------------------------------------------------------------
Investment of dividends                 131,681             853,554           146,654             969,178
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds         167,450           1,073,193            94,722             623,731
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions         32,862             213,923             8,598              57,262
---------------------------------------------------------------------------------------------------------------
Total                                   800,859           5,175,186           317,354           2,093,849
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased             (857,186)         (5,555,360)         (902,259)         (5,955,830)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds         (98,504)           (619,372)          (48,662)           (321,449)
---------------------------------------------------------------------------------------------------------------
Total                                  (955,690)         (6,174,732)         (950,921)         (6,277,279)
---------------------------------------------------------------------------------------------------------------
Decrease                               (154,831)        $  (999,546)         (633,567)        $(4,183,430)
---------------------------------------------------------------------------------------------------------------

CLASS C                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares        67,923         $   434,116               496         $     3,286
---------------------------------------------------------------------------------------------------------------
Investment of dividends                   6,931              44,654             6,585              43,369
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds           1,292               8,297             2,551              16,899
---------------------------------------------------------------------------------------------------------------
Converted from Class D**                298,742           1,932,862                --                  --
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions          1,758              11,391               513               3,408
---------------------------------------------------------------------------------------------------------------
Total                                   376,646           2,431,320            10,145              66,962
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased             (145,142)           (937,696)          (51,873)           (342,091)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds            (842)             (5,371)           (6,809)            (44,394)
---------------------------------------------------------------------------------------------------------------
Total                                  (145,984)           (943,067)          (58,682)           (386,485)
---------------------------------------------------------------------------------------------------------------
Increase (decrease)                     230,662         $ 1,488,253           (48,537)        $  (319,523)
---------------------------------------------------------------------------------------------------------------

CLASS D                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares       104,446         $   670,033             6,824         $    45,127
---------------------------------------------------------------------------------------------------------------
Investment of dividends                   2,364              15,277             2,284              15,046
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds          88,400             573,714                --                  --
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions            497               3,222               153               1,017
---------------------------------------------------------------------------------------------------------------
Total                                   195,707           1,262,246             9,261              61,190
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased              (21,538)           (139,565)          (32,935)           (216,881)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds              --                  --            (7,426)            (48,937)
---------------------------------------------------------------------------------------------------------------
Converted to Class C**                 (298,742)         (1,932,862)               --                  --
---------------------------------------------------------------------------------------------------------------
Total                                  (320,280)         (2,072,427)          (40,361)           (265,818)
---------------------------------------------------------------------------------------------------------------
Decrease                               (124,573)        $  (810,181)          (31,100)        $  (204,628)
---------------------------------------------------------------------------------------------------------------




----------
See footnotes on page 34.

Notes to Financial Statements

FLORIDA FUND
---------------------------------------------------------------------------------------------------------------
                                           YEAR ENDED 9/30/08*                    YEAR ENDED 9/30/07
---------------------------------------------------------------------------------------------------------------
CLASS A                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares        33,569         $   252,729            42,311         $   325,876
---------------------------------------------------------------------------------------------------------------
Investment of dividends                  67,115             505,163            75,354             579,424
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds          24,898             187,366             1,831              14,064
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions         24,187             182,610             2,880              22,322
---------------------------------------------------------------------------------------------------------------
Total                                   149,769           1,127,868           122,376             941,686
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased             (436,689)         (3,278,621)         (496,238)         (3,819,160)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds         (30,865)           (231,762)          (18,570)           (143,295)
---------------------------------------------------------------------------------------------------------------
Total                                  (467,554)         (3,510,383)         (514,808)         (3,962,455)
---------------------------------------------------------------------------------------------------------------
Decrease                               (317,785)        $(2,382,515)         (392,432)        $(3,020,769)
---------------------------------------------------------------------------------------------------------------

CLASS C                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares        10,112         $    75,721             1,199         $     9,267
---------------------------------------------------------------------------------------------------------------
Investment of dividends                   6,845              51,584             8,623              66,489
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds              --                  --                --                  --
---------------------------------------------------------------------------------------------------------------
Converted from Class D**                129,626             980,460                --                  --
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions          2,868              21,714               421               3,271
---------------------------------------------------------------------------------------------------------------
Total                                   149,451           1,129,479            10,243              79,027
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased              (16,397)           (123,723)         (146,963)         (1,132,446)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds          (5,127)            (38,969)               --                  --
---------------------------------------------------------------------------------------------------------------
Total                                   (21,524)           (162,692)         (146,963)         (1,132,446)
---------------------------------------------------------------------------------------------------------------
Increase (decrease)                     127,927         $   966,787          (136,720)        $(1,053,419)
---------------------------------------------------------------------------------------------------------------

CLASS D                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares            --         $        --            19,364         $   150,373
---------------------------------------------------------------------------------------------------------------
Investment of dividends                   1,414              10,742             2,492              19,209
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds              --                  --                --                  --
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions            932               7,059               130               1,012
---------------------------------------------------------------------------------------------------------------
Total                                     2,346              17,801            21,986             170,594
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased               (2,126)            (15,965)          (39,821)           (306,099)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds          (2,288)            (17,346)               --                  --
---------------------------------------------------------------------------------------------------------------
Converted to Class C**                 (129,626)           (980,460)               --                  --
---------------------------------------------------------------------------------------------------------------
Total                                  (134,040)         (1,013,771)          (39,821)           (306,099)
---------------------------------------------------------------------------------------------------------------
Decrease                               (131,694)        $  (995,970)          (17,835)        $  (135,505)
---------------------------------------------------------------------------------------------------------------




----------
See footnotes on page 34.

Notes to Financial Statements

NORTH CAROLINA FUND
---------------------------------------------------------------------------------------------------------------
                                           YEAR ENDED 9/30/08*                    YEAR ENDED 9/30/07
---------------------------------------------------------------------------------------------------------------
CLASS A                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares        81,287         $   622,846             2,254         $    16,966
---------------------------------------------------------------------------------------------------------------
Investment of dividends                  31,790             245,089            41,155             317,627
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds           5,885              45,023             2,569              19,792
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions             --                  --            13,961             109,034
---------------------------------------------------------------------------------------------------------------
Total                                   118,962             912,958            59,939             463,419
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased             (182,211)         (1,403,709)         (359,985)         (2,750,774)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds              --                  --               (53)               (407)
---------------------------------------------------------------------------------------------------------------
Total                                  (182,211)         (1,403,709)         (360,038)         (2,751,181)
---------------------------------------------------------------------------------------------------------------
Decrease                                (63,249)        $  (490,751)         (300,099)        $(2,287,762)
---------------------------------------------------------------------------------------------------------------

CLASS C                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares        16,952         $   130,072               787         $     6,074
---------------------------------------------------------------------------------------------------------------
Investment of dividends                   1,065               8,198             1,502              11,559
---------------------------------------------------------------------------------------------------------------
Converted from Class D**                 62,390             482,897                --                  --
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions             --                  --               949               7,401
---------------------------------------------------------------------------------------------------------------
Total                                    80,407             621,167             3,238              25,034
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased              (25,301)           (193,313)          (87,120)           (661,830)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds              --                  --                --                  --
---------------------------------------------------------------------------------------------------------------
Total                                   (25,301)           (193,313)          (87,120)           (661,830)
---------------------------------------------------------------------------------------------------------------
Increase (decrease)                      55,106         $   427,854           (83,882)        $  (636,796)
---------------------------------------------------------------------------------------------------------------

CLASS D                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares            --                  --                13         $        94
---------------------------------------------------------------------------------------------------------------
Investment of dividends                     508         $     3,922               842               6,483
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds              --                  --             6,106              47,445
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions             --                  --               323               2,521
---------------------------------------------------------------------------------------------------------------
Total                                       508               3,922             7,284              56,543
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased               (1,611)            (12,410)           (3,500)            (27,368)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds              --                  --            (6,077)            (47,582)
---------------------------------------------------------------------------------------------------------------
Converted to Class C**                  (62,470)           (482,897)               --                  --
---------------------------------------------------------------------------------------------------------------
Total                                   (64,081)           (495,307)           (9,577)            (74,950)
---------------------------------------------------------------------------------------------------------------
Decrease                                (63,573)        $  (491,385)           (2,293)        $   (18,407)
---------------------------------------------------------------------------------------------------------------




----------
See footnotes on page 34.

Notes to Financial Statements

NEW JERSEY FUND
---------------------------------------------------------------------------------------------------------------
                                           YEAR ENDED 9/30/08*                    YEAR ENDED 9/30/07
---------------------------------------------------------------------------------------------------------------
CLASS A                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares        90,465         $   652,394           212,721         $ 1,550,957
---------------------------------------------------------------------------------------------------------------
Investment of dividends                 106,996             770,497           120,227             876,267
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds           6,614              47,093            69,922             510,335
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions         15,966             115,247             9,308              68,323
---------------------------------------------------------------------------------------------------------------
Total                                   220,041           1,585,231           412,178           3,005,882
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased             (608,282)         (4,355,199)         (502,010)         (3,653,723)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds         (61,745)           (444,836)         (107,099)           (784,791)
---------------------------------------------------------------------------------------------------------------
Total                                  (670,027)         (4,800,035)         (609,109)         (4,438,514)
---------------------------------------------------------------------------------------------------------------
Decrease                               (449,986)        $(3,214,804)         (196,931)        $(1,432,632)
---------------------------------------------------------------------------------------------------------------

CLASS C                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares        42,348         $   305,327             6,316         $    46,641
---------------------------------------------------------------------------------------------------------------
Investment of dividends                   7,294              53,248             7,745              57,284
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds          13,058              94,407                --                  --
---------------------------------------------------------------------------------------------------------------
Converted from Class D**                 98,857             725,007                --                  --
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions          1,164               8,528               918               6,831
---------------------------------------------------------------------------------------------------------------
Total                                   162,721           1,186,517            14,979             110,756
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased              (70,905)           (514,811)          (75,811)           (562,277)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds              --                  --           (49,713)           (369,605)
---------------------------------------------------------------------------------------------------------------
Total                                   (70,905)           (514,811)         (125,524)           (931,882)
---------------------------------------------------------------------------------------------------------------
Increase (decrease)                      91,816         $   671,706          (110,545)        $  (821,126)
---------------------------------------------------------------------------------------------------------------

CLASS D                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares        35,413         $   261,145             3,958         $    29,312
---------------------------------------------------------------------------------------------------------------
Investment of dividends                   1,807              13,272             3,435              25,410
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds           2,255              16,710                --                  --
---------------------------------------------------------------------------------------------------------------
Investment of gain distributions            466               3,415               283               2,107
---------------------------------------------------------------------------------------------------------------
Total                                    39,941             294,542             7,676              56,829
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased              (54,281)           (397,201)          (10,231)            (76,048)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds              --                  --                --                  (3)
---------------------------------------------------------------------------------------------------------------
Converted to Class C**                  (98,857)           (725,007)               --                  --
---------------------------------------------------------------------------------------------------------------
Total                                  (153,138)         (1,122,208)          (10,231)            (76,051)
---------------------------------------------------------------------------------------------------------------
Decrease                               (113,197)        $  (827,666)           (2,555)        $   (19,222)
---------------------------------------------------------------------------------------------------------------




----------
See footnotes on page 34.

Notes to Financial Statements

PENNSYLVANIA FUND
---------------------------------------------------------------------------------------------------------------
                                           YEAR ENDED 9/30/08*                    YEAR ENDED 9/30/07
---------------------------------------------------------------------------------------------------------------
CLASS A                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares        48,922         $   375,772            25,246         $   196,716
---------------------------------------------------------------------------------------------------------------
Investment of dividends                  40,324             311,358            44,478             344,905
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds          14,221             109,499                --                  --
---------------------------------------------------------------------------------------------------------------
Total                                   103,467             796,629            69,724             541,621
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased             (283,064)         (2,182,918)         (332,316)         (2,583,615)
---------------------------------------------------------------------------------------------------------------
Exchanged into associated funds          (4,526)            (34,934)          (25,515)           (199,728)
---------------------------------------------------------------------------------------------------------------
Total                                  (287,590)         (2,217,852)         (357,831)         (2,783,343)
---------------------------------------------------------------------------------------------------------------
Decrease                               (184,123)        $(1,421,223)         (288,107)        $(2,241,722)
---------------------------------------------------------------------------------------------------------------

CLASS C                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares        32,683         $   250,022               935         $     7,263
---------------------------------------------------------------------------------------------------------------
Investment of dividends                   1,026               7,899             1,021               7,890
---------------------------------------------------------------------------------------------------------------
Exchanged from associated funds           3,847              29,569                --                  --
---------------------------------------------------------------------------------------------------------------
Converted from Class D**                 55,161             425,890                --                  --
---------------------------------------------------------------------------------------------------------------
Total                                    92,717             713,380             1,956              15,153
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased               (8,785)            (66,742)          (30,035)           (234,376)
---------------------------------------------------------------------------------------------------------------
Increase (decrease)                      83,932         $   646,638           (28,079)        $  (219,223)
---------------------------------------------------------------------------------------------------------------

CLASS D                                 SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Net proceeds from sales of shares            --                  --                12         $        95
---------------------------------------------------------------------------------------------------------------
Investment of dividends                      66         $       509               181               1,397
---------------------------------------------------------------------------------------------------------------
Total                                        66                 509               193               1,492
---------------------------------------------------------------------------------------------------------------
Cost of shares repurchased                 (690)             (5,405)           (3,294)            (25,234)
---------------------------------------------------------------------------------------------------------------
Converted to Class C**                  (55,161)           (425,890)               --                  --
---------------------------------------------------------------------------------------------------------------
Total                                   (55,851)           (431,295)           (3,294)            (25,234)
---------------------------------------------------------------------------------------------------------------
Decrease                                (55,785)        $  (430,786)           (3,101)        $   (23,742)
---------------------------------------------------------------------------------------------------------------




----------
 * October 1, 2007 to May 16, 2008, in the case of Class D shares.
** Effective May 16, 2008, Class D shares converted to Class C shares.

8. OTHER MATTERS -- In late 2003, J. & W. Seligman & Co. Incorporated ("JWS") conducted an extensive internal review concerning mutual fund trading practices. JWS's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the "Seligman Funds"); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York ("NYAG").

   In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

   In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the "Seligman Parties"), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

   Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would

Notes to Financial Statements


   be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource Investments, LLC ("RiverSource") and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

   Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

9. RECENT ACCOUNTING PRONOUNCEMENT -- In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Funds are currently evaluating the impact of the adoption of SFAS No. 157 but believe the impact will be limited to expanded disclosures in the Funds' financial statements.

10.SUBSEQUENT EVENTS -- On November 7, 2008, RiverSource, a wholly owned subsidiary of Ameriprise Financial, Inc., announced the closing of its acquisition (the "Acquisition") of JWS. With the Acquisition completed and shareholders of each Fund having previously approved (at Special Meetings held earlier in November 2008) a new investment management services agreement between the Trust (with respect to each Fund of the Trust), New Jersey Fund and Pennsylvania Fund, as applicable, and RiverSource, RiverSource is the new investment manager of the Funds effective November 7, 2008. RiverSource will continue any voluntary fee waiver arrangements currently in effect for the Funds.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Class of each Fund for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges, fees or transaction costs on your investment or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

CALIFORNIA HIGH-YIELD FUND


CLASS A
--------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                             -----------------------------------------------------------------------
PER SHARE DATA:                                2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $6.55          $6.60         $6.62         $6.65         $6.59
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------------
Net investment income                           0.27           0.28          0.28          0.26          0.28
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                 (0.36)         (0.06)        (0.02)         0.04          0.06
--------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               (0.09)          0.22          0.26          0.30          0.34
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.27)         (0.27)        (0.28)        (0.26)        (0.27)
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                           (0.01)           --            --          (0.07)        (0.01)
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.28)         (0.27)        (0.28)        (0.33)        (0.28)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $6.18          $6.55         $6.60         $6.62         $6.65
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (1.51)%         3.35%         3.99%         4.63%         5.30%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)       $30,873        $28,641       $30,079       $31,432       $34,315
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         0.92%          0.85%         0.90%         0.92%         0.90%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              4.14%          4.25%         4.26%         3.97%         4.20%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         3.79%          8.03%        --             1.47%        --
--------------------------------------------------------------------------------------------------------------------
Without management fee waiver:*
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.02%          0.95%         1.00%         1.02%         1.00%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              4.04%          4.15%         4.16%         3.87%         4.10%
--------------------------------------------------------------------------------------------------------------------




----------------------
See footnotes on page 45.

Financial Highlights

CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------------------------
PER SHARE DATA:                                2008          2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $6.56         $6.61        $6.63        $6.66        $6.60
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------
Net investment income                           0.21          0.22         0.22         0.20         0.22
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                 (0.37)        (0.06)       (0.02)        0.04         0.06
----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               (0.16)         0.16         0.20         0.24         0.28
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
----------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.21)        (0.21)       (0.22)       (0.20)       (0.21)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                           (0.01)          --           --         (0.07)       (0.01)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.22)        (0.21)       (0.22)       (0.27)       (0.22)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $6.18         $6.56        $6.61        $6.63        $6.66
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (2.54)%        2.42%        3.06%        3.69%        4.35%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)        $5,402        $2,281       $2,649       $2,475       $2,964
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.82%         1.75%        1.80%        1.82%        1.80%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              3.24%         3.35%        3.35%        3.07%        3.30%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         3.79%         8.03%      --             1.47%      --
----------------------------------------------------------------------------------------------------------------
Without management fee waiver:*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.92%         1.85%        1.90%        1.92%        1.90%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              3.14%         3.25%        3.25%        2.97%        3.20%
----------------------------------------------------------------------------------------------------------------




CLASS D
----------------------------------------------------------------------------------------------------------------
                                                                          Year Ended September 30,
                                            10/1/07 TO      ----------------------------------------------------
PER SHARE DATA:                              5/16/08**       2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $6.56       $6.61        $6.63        $6.66        $6.60
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------
Net investment income                             0.13        0.22         0.22         0.20         0.22
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                          (0.02)        (0.06)       (0.02)        0.04         0.06
----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                  0.11        0.16         0.20         0.24         0.28
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
----------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.13)        (0.21)       (0.22)       (0.20)       (0.21)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized
capital gain                                   (0.01)          --           --         (0.07)       (0.01)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.14)        (0.21)       (0.22)       (0.27)       (0.22)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $6.53       $6.56        $6.61        $6.63        $6.66
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                    1.80%         2.42%        3.06%        3.69%        4.35%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                                            --      $2,778       $3,056       $2,988       $2,519
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets                                         1.88%+         1.75%        1.80%        1.82%        1.80%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                             3.19%+         3.35%        3.35%        3.07%        3.30%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       3.79%++         8.03%      --             1.47%      --
----------------------------------------------------------------------------------------------------------------
Without management fee waiver:*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets                                         1.98%+         1.85%        1.90%        1.92%        1.90%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                             3.08%+         3.25%        3.25%        2.97%        3.20%
----------------------------------------------------------------------------------------------------------------




----------------------
See footnotes on page 45.

Financial Highlights

CALIFORNIA QUALITY FUND


CLASS A
--------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                             -----------------------------------------------------------------------
PER SHARE DATA:                                2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $6.57          $6.69         $6.79         $6.89         $6.88
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------------
Net investment income                           0.26           0.28          0.28          0.28          0.28
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
investments                                    (0.40)         (0.12)        (0.07)        (0.02)          --
--------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               (0.14)          0.16          0.21          0.26          0.28
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.25)         (0.27)        (0.28)        (0.27)        (0.27)
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                           (0.05)         (0.01)        (0.03)        (0.09)          --
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.30)         (0.28)        (0.31)        (0.36)        (0.27)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $6.13          $6.57         $6.69         $6.79         $6.89
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (2.26)%         2.51%         3.14%         3.90%         4.23%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)       $34,123        $37,598       $42,495       $47,186       $51,395
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         0.99%          0.92%         0.94%         0.94%         0.93%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              3.97%          4.17%         4.19%         4.04%         4.06%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        13.20%          4.66%       --            --              0.86%
--------------------------------------------------------------------------------------------------------------------




CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------------------------
PER SHARE DATA:                                2008          2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $6.54         $6.66        $6.76        $6.87        $6.85
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------
Net investment income                           0.20          0.22         0.22         0.21         0.22
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                 (0.40)        (0.12)       (0.07)       (0.02)        0.01
----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               (0.20)         0.10         0.15         0.19         0.23
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
----------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.19)        (0.21)       (0.22)       (0.21)       (0.21)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                           (0.05)        (0.01)       (0.03)       (0.09)         --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.24)        (0.22)       (0.25)       (0.30)       (0.21)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $6.10         $6.54        $6.66        $6.76        $6.87
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (3.15)%        1.60%        2.23%        2.84%        3.46%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)        $2,872        $1,570       $1,921       $3,259       $4,783
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.89%         1.82%        1.84%        1.84%        1.83%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              3.07%         3.27%        3.29%        3.13%        3.16%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        13.20%         4.66%      --           --             0.86%
----------------------------------------------------------------------------------------------------------------




----------------------
See footnotes on page 45.

Financial Highlights

CLASS D
---------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                        ---------------------------------------------------
PER SHARE DATA:                             10/1/07  TO  5/16/08**      2007         2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $6.54            $6.66        $6.76        $6.87        $6.85
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                   0.12             0.22         0.22         0.21         0.22
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                                (0.02)             (0.12)       (0.07)       (0.02)        0.01
---------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        0.10             0.10         0.15         0.19         0.23
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
---------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                 (0.12)             (0.21)       (0.22)       (0.21)       (0.21)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net realized
capital gain                                         (0.05)             (0.01)       (0.03)       (0.09)         --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (0.17)             (0.22)       (0.25)       (0.30)       (0.21)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $6.47            $6.54        $6.66        $6.76        $6.87
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                          1.62%              1.60%        2.23%        2.84%        3.46%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                                                 --               $815      $1,037       $1,022       $1,306
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets                                               1.93%+              1.82%        1.84%        1.84%        1.83%
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                   2.87%+              3.27%        3.29%        3.13%        3.16%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            13.20%++              4.66%         --           --          0.86%
---------------------------------------------------------------------------------------------------------------------------




FLORIDA FUND


CLASS A
--------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                             -----------------------------------------------------------------------
PER SHARE DATA:                                2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $7.66          $7.77         $7.92         $8.00         $8.08
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------------
Net investment income                           0.30           0.33          0.33          0.33          0.32
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                 (0.46)         (0.11)        (0.11)        (0.08)        (0.06)
--------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               (0.16)          0.22          0.22          0.25          0.26
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.30)         (0.32)        (0.32)        (0.32)        (0.32)
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                           (0.09)         (0.01)        (0.05)        (0.01)        (0.02)
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.39)         (0.33)        (0.37)        (0.33)        (0.34)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $7.11          $7.66         $7.77         $7.92         $8.00
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (2.31)%         2.88%         2.86%         3.17%         3.26%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)       $18,510        $22,372       $25,750       $29,298       $32,470
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.05%          0.99%         1.00%         0.98%         0.99%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              4.01%          4.23%         4.20%         4.11%         4.05%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         9.43%         18.37%         5.12%          --            --
--------------------------------------------------------------------------------------------------------------------
Without management fee waiver:*
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.20%          1.14%         1.15%         1.13%         1.14%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              3.86%          4.08%         4.05%         3.96%         3.90%
--------------------------------------------------------------------------------------------------------------------




----------------------
See footnotes on page 45.

Financial Highlights

CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------------------------
PER SHARE DATA:                                2008          2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $7.67         $7.79        $7.93        $8.02        $8.09
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------
Net investment income                           0.25          0.27         0.27         0.27         0.26
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                 (0.47)        (0.12)       (0.09)       (0.09)       (0.05)
----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               (0.22)         0.15         0.18         0.18         0.21
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
----------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.23)        (0.26)       (0.27)       (0.26)       (0.26)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                           (0.09)        (0.01)       (0.05)       (0.01)       (0.02)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.32)        (0.27)       (0.32)       (0.27)       (0.28)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $7.13         $7.67        $7.79        $7.93        $8.02
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (2.97)%        1.98%        2.22%        2.27%        2.61%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)        $2,841        $2,076       $3,171       $3,907       $4,683
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.80%         1.74%        1.75%        1.73%        1.74%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              3.26%         3.48%        3.45%        3.36%        3.30%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         9.43%        18.37%        5.12%         --           --
----------------------------------------------------------------------------------------------------------------
Without management fee waiver:*
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.95%         1.89%        1.90%        1.88%        1.89%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              3.11%         3.33%        3.30%        3.21%        3.15%
----------------------------------------------------------------------------------------------------------------




CLASS D
----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                        ----------------------------------------------------
PER SHARE DATA:                             10/1/07  TO  5/16/08**       2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $7.67              $7.79        $7.93        $8.02        $8.10
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                  0.15               0.27         0.27         0.27         0.26
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                               (0.03)               (0.12)       (0.09)       (0.09)       (0.06)
----------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                       0.12               0.15         0.18         0.18         0.20
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
----------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                (0.14)               (0.26)       (0.27)       (0.26)       (0.26)
----------------------------------------------------------------------------------------------------------------------------
Distributions from net realized
capital gain                                        (0.09)               (0.01)       (0.05)       (0.01)       (0.02)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                 (0.23)               (0.27)       (0.32)       (0.27)       (0.28)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $7.56              $7.67        $7.79        $7.93        $8.02
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                         1.63%                1.98%        2.22%        2.27%        2.48%
----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                                                 --             $1,011       $1,164       $1,176       $1,351
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets                                              1.81%+                1.74%        1.75%        1.73%        1.74%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                  3.11%+                3.48%        3.45%        3.36%        3.30%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            9.43%++               18.37%        5.12%         --           --
----------------------------------------------------------------------------------------------------------------------------
Without management fee waiver:*
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets                                              1.96%+                1.89%        1.90%        1.88%        1.89%
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                  2.96%+                3.33%        3.30%        3.21%        3.15%
----------------------------------------------------------------------------------------------------------------------------




----------------------
See footnotes on page 45.

Financial Highlights

NORTH CAROLINA FUND


CLASS A
--------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                             -----------------------------------------------------------------------
PER SHARE DATA:                                2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $7.68          $7.86         $7.94         $8.05         $8.14
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------------
Net investment income                           0.26           0.27          0.27          0.29          0.29
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
investments                                    (0.27)         (0.12)        (0.02)        (0.10)        (0.07)
--------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               (0.01)          0.15          0.25          0.19          0.22
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.25)         (0.26)        (0.27)        (0.28)        (0.28)
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                             --           (0.07)        (0.06)        (0.02)        (0.03)
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.25)         (0.33)        (0.33)        (0.30)        (0.31)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $7.42          $7.68         $7.86         $7.94         $8.05
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (0.19)%         1.95%         3.14%         2.45%         2.82%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)       $11,901        $12,799       $15,471       $16,781       $19,856
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.38%          1.29%         1.28%         1.24%         1.19%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              3.39%          3.46%         3.51%         3.60%         3.55%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         2.86%          5.17%        29.32%          --           7.93%
--------------------------------------------------------------------------------------------------------------------




CLASS C
--------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,
                                              ----------------------------------------------------------------
PER SHARE DATA:                                2008        2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $7.67        $7.86        $7.94        $8.04        $8.13
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------
Net investment income                          0.20         0.21         0.22         0.23         0.22
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
investments                                   (0.26)       (0.13)       (0.03)       (0.09)       (0.06)
--------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              (0.06)        0.08         0.19         0.14         0.16
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------------------
Dividends from net investment income          (0.19)       (0.20)       (0.21)       (0.22)       (0.22)
--------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                            --         (0.07)       (0.06)       (0.02)       (0.03)
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                           (0.19)       (0.27)       (0.27)       (0.24)       (0.25)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $7.42        $7.67        $7.86        $7.94        $8.04
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                  (0.87)%       1.06%        2.37%        1.82%        2.06%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)         $865         $471       $1,142       $1,414       $3,012
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets        2.13%        2.04%        2.03%        1.99%        1.94%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                             2.64%        2.71%        2.76%        2.85%        2.80%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        2.86%        5.17%       29.32%         --          7.93%
--------------------------------------------------------------------------------------------------------------



----------------------
See footnotes on page 45.

Financial Highlights

CLASS D
-------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                         ------------------------------------------------
PER SHARE DATA:                             10/1/07  TO   5/16/08**      2007        2006        2005        2004
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $7.66             $7.85       $7.93       $8.04       $8.13
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                   0.12              0.21        0.22        0.23        0.23
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
investments                                             0.07             (0.13)      (0.03)      (0.10)      (0.06)
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        0.19              0.08        0.19        0.13        0.16
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                 (0.12)              (0.20)      (0.21)      (0.22)      (0.22)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized
capital gain                                              --             (0.07)      (0.06)      (0.02)      (0.03)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (0.12)              (0.27)      (0.27)      (0.24)      (0.25)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $7.73             $7.66       $7.85       $7.93       $8.04
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                          2.44%               1.06%       2.37%       1.69%       2.06%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                                                  --              $487        $517        $532        $706
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets                                               2.13%+               2.04%       2.03%       1.99%       1.94%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                   2.50%+               2.71%       2.76%       2.85%       2.80%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             2.86%++               5.17%      29.32%        --         7.93%
-------------------------------------------------------------------------------------------------------------------------




NEW JERSEY FUND


CLASS A
--------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                             -----------------------------------------------------------------------
PER SHARE DATA:                                2008          2007          2006          2005          2004
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $7.28          $7.37         $7.49         $7.54         $7.60
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------------
Net investment income                           0.27           0.29          0.30          0.30          0.29
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
investments                                    (0.42)         (0.07)        (0.08)        (0.04)        (0.05)
--------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               (0.15)          0.22          0.22          0.26          0.24
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.26)         (0.29)        (0.30)        (0.30)        (0.29)
--------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                           (0.04)         (0.02)        (0.04)        (0.01)        (0.01)
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.30)         (0.31)        (0.34)        (0.31)        (0.30)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $6.83          $7.28         $7.37         $7.49         $7.54
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (2.23)%         3.04%         2.99%         3.40%         3.28%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)       $25,680        $30,619       $32,449       $35,209       $43,324
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.25%          1.17%         1.15%         1.20%         1.13%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              3.75%          4.00%         4.03%         3.95%         3.91%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         8.46%         21.67%         4.39%         2.53%          --
--------------------------------------------------------------------------------------------------------------------



----------------------
See footnotes on page 45.

Financial Highlights

CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------------------------
PER SHARE DATA:                                2008          2007         2006         2005         2004
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $7.38         $7.47        $7.59        $7.64        $7.69
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------------------------------------------------------------------------------------
Net investment income                           0.22          0.24         0.24         0.24         0.24
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
investments                                    (0.42)        (0.08)       (0.08)       (0.04)       (0.04)
----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               (0.20)         0.16         0.16         0.20         0.20
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
----------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.20)        (0.23)       (0.24)       (0.24)       (0.24)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                           (0.04)        (0.02)       (0.04)       (0.01)       (0.01)
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.24)        (0.25)       (0.28)       (0.25)       (0.25)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $6.94         $7.38        $7.47        $7.59        $7.64
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (2.87)%        2.22%        2.17%        2.57%        2.58%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)        $2,927        $2,435       $3,289       $3,453       $3,659
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         2.00%         1.92%        1.91%        1.96%        1.90%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              3.00%         3.25%        3.28%        3.19%        3.14%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         8.46%        21.67%        4.39%        2.53%         --
----------------------------------------------------------------------------------------------------------------




CLASS D
--------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                                         -------------------------------------------------
PER SHARE DATA:                             10/1/07  TO   5/16/08**      2007        2006        2005         2004
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $7.38             $7.47       $7.59       $7.64        $7.69
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                   0.13              0.24        0.24        0.24         0.24
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
investments                                          (0.01)              (0.08)      (0.08)      (0.04)       (0.04)
--------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        0.12              0.16        0.16        0.20         0.20
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
--------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                 (0.13)              (0.23)      (0.24)      (0.24)       (0.24)
--------------------------------------------------------------------------------------------------------------------------
Distributions from net realized
capital gain                                         (0.04)              (0.02)      (0.04)      (0.01)       (0.01)
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (0.17)              (0.25)      (0.28)      (0.25)       (0.25)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $7.33             $7.38       $7.47       $7.59        $7.64
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                          1.56%               2.22%       2.17%       2.57%        2.58%
--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                                                 --               $836        $864        $920       $1,002
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets                                               1.98%+               1.92%       1.91%       1.96%        1.90%
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                   2.88%+               3.25%       3.28%       3.19%        3.14%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             8.46%++              21.67%       4.39%       2.53%         --
--------------------------------------------------------------------------------------------------------------------------





----------------------
See footnotes on page 45.

Financial Highlights

PENNSYLVANIA FUND


CLASS A
-------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED SEPTEMBER 30,
                                             ----------------------------------------------------------------------
PER SHARE DATA:                                2008          2007          2006         2005          2004
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $7.72          $7.84        $7.93         $8.03         $8.09
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------
Net investment income                           0.26           0.27         0.27          0.28          0.27
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
investments                                    (0.32)         (0.14)       (0.04)        (0.10)        (0.05)
-------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               (0.06)          0.13         0.23          0.18          0.22
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-------------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.26)         (0.25)       (0.26)        (0.27)        (0.27)
-------------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                             --             --         (0.06)        (0.01)        (0.01)
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.26)         (0.25)       (0.32)        (0.28)        (0.28)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $7.40          $7.72        $7.84         $7.93         $8.03
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (0.91)%         1.69%        3.02%         2.34%         2.72%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)       $12,467        $14,428       $16,906      $18,548       $19,721
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.49%          1.35%        1.43%         1.48%         1.36%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              3.42%          3.50%        3.45%         3.54%         3.32%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        11.29%           --          2.98%        18.95%         5.34%
-------------------------------------------------------------------------------------------------------------------




CLASS C
-------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,
                                              ---------------------------------------------------------------
PER SHARE DATA:                                2008         2007        2006        2005         2004
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR             $7.70        $7.82       $7.91       $8.01        $8.07
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------
Net investment income                           0.21         0.21        0.21        0.22         0.21
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
investments                                    (0.33)       (0.14)      (0.04)      (0.10)       (0.05)
-------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS               (0.12)        0.07        0.17        0.12         0.16
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-------------------------------------------------------------------------------------------------------------
Dividends from net investment income           (0.19)       (0.19)      (0.20)      (0.21)       (0.21)
-------------------------------------------------------------------------------------------------------------
Distributions from net realized capital
gain                                             --           --        (0.06)      (0.01)       (0.01)
-------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                            (0.19)       (0.19)      (0.26)      (0.22)       (0.22)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                   $7.39        $7.70       $7.82       $7.91        $8.01
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                   (1.59)%       0.94%       2.26%       1.58%        1.96%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)        $1,154         $557        $785        $913       $1,100
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         2.24%        2.11%       2.18%       2.23%        2.11%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              2.67%        2.74%       2.70%       2.79%        2.57%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        11.29%         --         2.98%      18.95%        5.34%
-------------------------------------------------------------------------------------------------------------



----------------------
See footnotes on page 45.

Financial Highlights

CLASS D
-------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                         ------------------------------------------------
PER SHARE DATA:                             10/1/07  TO   5/16/08**      2007        2006        2005        2004
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $7.70             $7.82       $7.91       $8.01       $8.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                                   0.13              0.21        0.21        0.22        0.21
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on
investments                                             0.01             (0.14)      (0.04)      (0.10)      (0.05)
-------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        0.14              0.07        0.17        0.12        0.16
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                 (0.12)              (0.19)      (0.20)      (0.21)      (0.21)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized
capital gain                                              --               --        (0.06)      (0.01)      (0.01)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  (0.12)              (0.19)      (0.26)      (0.22)      (0.22)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $7.72             $7.70       $7.82       $7.91       $8.01
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                          1.85%               0.94%       2.26%       1.58%       1.96%
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
omitted)                                                 --               $430        $460        $490        $556
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets                                               2.25%+               2.11%       2.18%       2.23%       2.11%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                   2.58%+               2.74%       2.70%       2.79%       2.57%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            11.29%++                --         2.98%      18.95%       5.34%
-------------------------------------------------------------------------------------------------------------------------




----------------------
    + Annualized.
   ++ Computed at the Fund level for the year ended September 30, 2008.
    * During the periods stated, the Manager, at its discretion, waived portions of its management fees for California High-Yield Fund and Florida Fund (Note 3).
   ** Date of conversion to Class C shares.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS,
SELIGMAN MUNICIPAL SERIES TRUST,
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. AND
SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Series Trust (comprising the California High-Yield, California Quality, Florida and North Carolina Funds), Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series (collectively referred to as the "Funds") as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 26, 2008

Proxy Results

Shareholders of Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series voted on two proposals at Special Meetings of Shareholders held on November 3, 2008. Shareholders voted in favor of each of the proposals. The description of each proposal and number of shares voted are as follows:

PROPOSAL 1
To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

SELIGMAN MUNICIPAL SERIES TRUST:

CALIFORNIA HIGH-YIELD FUND
-------------------------------------------
     FOR           AGAINST        ABSTAIN
-------------------------------------------
2,530,285.689    192,468.110    141,283.953
-------------------------------------------




CALIFORNIA QUALITY FUND
-------------------------------------------
     FOR           AGAINST        ABSTAIN
-------------------------------------------
2,744,768.210    160,994.776    185,441.425
-------------------------------------------




FLORIDA FUND
-----------------------------------------
     FOR           AGAINST       ABSTAIN
-----------------------------------------
1,636,690.350    36,075.000    53,483.184
-----------------------------------------




NORTH CAROLINA FUND
-----------------------------------------
     FOR           AGAINST       ABSTAIN
-----------------------------------------
1,020,609.304    46,124.233    37,652.613
-----------------------------------------




SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.

-----------------------------------------
     FOR           AGAINST       ABSTAIN
-----------------------------------------
2,026,820.313    62,657.608    29,986.320
-----------------------------------------




SELIGMAN PENNSYLVANIA MUNICIPAL FUND
SERIES

-----------------------------------------
     FOR           AGAINST       ABSTAIN
-----------------------------------------
1,050,505.700    36,256.326    19,022.124
-----------------------------------------





PROPOSAL 2
To elect 10 directors/trustees to the Boards:

SELIGMAN MUNICIPAL SERIES TRUST

-------------------------------------------------------
                                FOR           WITHHELD
-------------------------------------------------------
Kathleen Blatz            10,298,999.893    559,520.954
-------------------------------------------------------
Arne H. Carlson           10,272,412.616    586,108.231
-------------------------------------------------------
Pamela G. Carlton         10,289,424.664    569,096.183
-------------------------------------------------------
Patricia M. Flynn         10,296,254.371    562,266.476
-------------------------------------------------------
Anne P. Jones             10,294,921.038    563,599.809
-------------------------------------------------------
Jeffrey Laikind           10,288,091.331    570,429.516
-------------------------------------------------------
Stephen R. Lewis, Jr.     10,286,673.914    571,846.933
-------------------------------------------------------
Catherine James Paglia    10,288,007.247    570,513.600
-------------------------------------------------------
Alison Taunton-Rigby      10,231,269.146    627,251.701
-------------------------------------------------------
William F. Truscott       10,288,822.780    569,698.067
-------------------------------------------------------




SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.

-----------------------------------------------------
                               FOR          WITHHELD
-----------------------------------------------------
Kathleen Blatz            2,602,730.095    52,759.146
-----------------------------------------------------
Arne H. Carlson           2,602,730.095    52,759.146
-----------------------------------------------------
Pamela G. Carlton         2,597,484.095    58,005.146
-----------------------------------------------------
Patricia M. Flynn         2,602,730.095    52,759.146
-----------------------------------------------------
Anne P. Jones             2,602,730.095    52,759.146
-----------------------------------------------------
Jeffrey Laikind           2,597,484.095    58,005.146
-----------------------------------------------------
Stephen R. Lewis, Jr.     2,597,484.095    58,005.146
-----------------------------------------------------
Catherine James Paglia    2,602,730.095    52,759.146
-----------------------------------------------------
Alison Taunton-Rigby      2,602,730.095    52,759.146
-----------------------------------------------------
William F. Truscott       2,597,484.095    58,005.146
-----------------------------------------------------




SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

-----------------------------------------------------
                               FOR          WITHHELD
-----------------------------------------------------
Kathleen Blatz            1,341,138.192    32,791.958
-----------------------------------------------------
Arne H. Carlson           1,335,331.376    38,598.774
-----------------------------------------------------
Pamela G. Carlton         1,341,138.192    32,791.958
-----------------------------------------------------
Patricia M. Flynn         1,341,138.192    32,791.958
-----------------------------------------------------
Anne P. Jones             1,341,138.192    32,791.958
-----------------------------------------------------
Jeffrey Laikind           1,335,331.376    38,598.774
-----------------------------------------------------
Stephen R. Lewis, Jr.     1,335,331.376    38,598.774
-----------------------------------------------------
Catherine James Paglia    1,341,138.192    32,791.958
-----------------------------------------------------
Alison Taunton-Rigby      1,341,138.192    32,791.958
-----------------------------------------------------
William F. Truscott       1,335,331.376    38,598.774
-----------------------------------------------------


Matters Relating to the Directors'/Trustees' Consideration of the Approval of the Investment Management
Services Agreements

In the discussion below, the term "Fund" refers to Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series and the term "Series" refers to Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series and the California High-Yield Fund, the California Quality Fund, the Florida Fund, and the North Carolina Fund of Seligman Municipal Series Trust. References to the "directors" includes the directors of Seligman New Jersey Municipal Fund, Inc., the trustees of Seligman Pennsylvania Municipal Fund Series, and the trustees of Seligman Municipal Series Trust.

BACKGROUND
On July 7, 2008 RiverSource Investments, LLC ("RiverSource"), a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise"), entered into a stock purchase agreement with the stockholders of J. & W. Seligman & Co. Incorporated ("Seligman") under which RiverSource would acquire all of the outstanding capital stock of Seligman (the "Transaction"). The consummation of the Transaction results in the automatic termination of the applicable management agreement with Seligman relating to each Series (each, a "Seligman Management Agreement"). In anticipation of the termination of the applicable Seligman Management Agreement, at a meeting held on July 29, 2008, the directors unanimously approved an investment management agreement with RiverSource between each Fund (and each Series) (each, a "Proposed Advisory Agreement"). At the special meetings of shareholders of the Funds held on November 3, 2008, the shareholders of each Fund (and each Series) approved the Proposed Advisory Agreement in respect of such Fund (and such Series). The Transaction closed on November 7, 2008 and upon the closing, RiverSource became the investment adviser to each Fund (and each Series).

BOARD CONSIDERATIONS
Prior to their approval of the Proposed Advisory Agreements, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction and other matters by, Seligman, RiverSource and Ameriprise.

In consultation with experienced counsel, who advised on the legal standards for consideration by the directors, the directors reviewed each Proposed Advisory Agreement with RiverSource. The independent directors also discussed the proposed approvals with counsel in private sessions.

At their meetings on June 12, 2008, July 17, 2008 and July 29, 2008, the directors discussed the Transaction with Seligman, and the Transaction and RiverSource's plans and intentions regarding the Funds with representatives of Ameriprise and RiverSource.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise each Fund (and each Series), and the overall arrangements between each Fund (and each Series) and RiverSource as provided in the Proposed Advisory Agreements, including the proposed advisory fees and the related administration arrangements between each Fund (and each Series) and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors' determination included, in addition, the factors discussed in further detail below:

(i) the reputation, financial strength and resources of RiverSource, and its parent, Ameriprise;

(ii) the capabilities of RiverSource with respect to compliance and its regulatory histories;

(iii) an assessment of RiverSource's compliance system by the Funds' Chief Compliance Officer;

(iv) that the portfolio management team for each Series would not change as a result of the Transaction;

(v) that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Funds (and Series) or their shareholders;

(vi) that within the past year the directors had performed a full annual review of the Seligman Management Agreement, as required by the Investment Company Act of 1940 ("1940 Act"), for the Funds (and Series) and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rates for the Funds (and Series) were satisfactory;

(vii) the potential benefits to each Fund (and Series) of the combination of RiverSource and Seligman, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to each Fund (and Series); and the potential for realization of economies of scale over time since each Fund (and Series) will be part of a much larger fund complex;

(viii) the fact that each Series' total advisory and administrative fees would not increase by virtue of the Proposed Advisory Agreements, but would remain the same;

Matters Relating to the Directors'/Trustees' Consideration of the Approval of the Investment Management
Services Agreements



(ix) that RiverSource, and not the Funds or Series, would bear the costs of obtaining all approvals of the Proposed Advisory Agreements;

(x) the qualifications of the personnel of RiverSource and Ameriprise that would provide advisory and administrative services to the Funds (and Series);

(xi) the terms and conditions of the Proposed Advisory Agreements, including the directors' review of differences from the Seligman Management Agreements;

(xii) that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing, any "unfair burden" (within the meaning of Section 15(f) of 1940 Act) on the Funds (and Series); and

(xiii) that certain members of RiverSource's management have a significant amount of experience integrating other fund families.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED
In considering the nature, extent and quality of the services to be provided under the Proposed Advisory Agreements, the directors considered, among other things, the expected impact of the Transaction on the operations of the Funds (and Series), the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it and its compliance programs and compliance records, and presentations provided on the quality of RiverSource's investment research capabilities and the other resources it and Ameriprise have indicated that they would dedicate to performing services for the Funds and Series.

The directors noted the professional experience and qualifications of the current portfolio management team of each Series and other senior personnel of RiverSource. The directors considered a report by, the Funds' Chief Compliance Officer, assessing RiverSource's compliance system, which was followed by a private session with the Funds' Chief Compliance Officer. They also discussed RiverSource's compliance system with the Chief Compliance Officer for the RiverSource funds. The directors also considered RiverSource's presentation on the selection of brokers and dealers for portfolio transactions and noted that they receive regular reports concerning such selection and that RiverSource would provide similar reports in the future. As administrative services (currently provided under each Seligman Management Agreement) would be provided to the Funds (and Series) by Ameriprise at no additional cost under a new administrative services agreement rather than pursuant to the Proposed Advisory Agreements, the directors considered Ameriprise's capability to provide such administrative services as well as RiverSource's and Ameriprise's role in coordinating the activities of the Funds' (and Series') other service providers. The directors noted that Ameriprise intended to continue Seligman's practice of sub-contracting administrative services provided by Seligman for the Funds (and Series) to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Funds and Series under the Proposed Advisory Agreements and the new administrative services agreements.

COSTS OF SERVICES PROVIDED AND PROFITABILITY
In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreements, the directors considered, among other things, the projected pre-tax, pre-distribution expense profitability of RiverSource's proposed relationship with each Series and discussed the assumptions of RiverSource and the limitations of the information provided. The directors noted that RiverSource had undertaken to provide profitability information in connection with future contract continuances. The directors also considered RiverSource's financial condition based on information provided by them.

The directors noted that the proposed fees under the Proposed Advisory Agreements were the same as provided under the Seligman Management Agreements. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing the projected profitability information, the directors considered the effect of fall-out benefits on RiverSource's expenses. The directors concluded that they were satisfied that RiverSource's estimated future profitability from its relationship with each Series was not excessive.

FALL-OUT BENEFITS
The directors considered that broker-dealer affiliates of RiverSource, including a broker-dealer affiliate of Seligman (which will become an affiliate of RiverSource following the Transaction) will receive 12b-1 fees from each Series in respect of shares held in certain accounts, and that such Series' distributor (which will also become a subsidiary of RiverSource following the closing of the Transaction) retains a portion of the 12b-1 fees from the Series and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Series. The directors recognized that RiverSource's profitability would be somewhat lower without these benefits. The directors noted that RiverSource may derive reputational and other benefits from its association with the Series.

Matters Relating to the Directors'/Trustees' Consideration of the Approval of the Investment Management
Services Agreements

INVESTMENT RESULTS
The directors receive and review detailed performance information on each Series at each regular Board meeting during the year in addition to the information received for the meeting. The directors noted that each Series' current portfolio management team would continue to advise that Series after the Transaction.

The directors reviewed performance information on each Series covering a wide range of periods, including the first six months of the calendar year, the preceding seven calendar years and annualized rolling periods ranging from one to ten years ending June 30, 2008. For most of these periods the directors reviewed information comparing each Series to other funds with similar investment objectives as determined by Lipper, with one or more selected securities indices, to a group of competitor funds selected by Seligman and, where applicable, similar RiverSource funds. The directors also reviewed information about portfolio turnover rates of each Series compared to other investment companies with similar investment objectives, including, where applicable, RiverSource funds.

The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Series.

Seligman explained that its decision to defensively position the Series' portfolios in anticipation of rising interest rates contributed to the recent improvement in performance, although it noted that such position had hurt the Series' performance in the past.

The following factors specific to individual Series also were noted and considered by the directors in deciding to approve the Proposed Advisory
Agreements:

California High-Yield Fund. The directors reviewed information showing the performance of the Series compared to the Lipper California Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper California Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. They noted that the Series' performance ranked above the Lipper median for each period presented. The directors also noted that the Series' results had varyingly exceeded or underperformed its benchmarks for the periods presented, but had shown recent improvement and were above each of the Series' benchmarks for 2007 and the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the California High-Yield Fund's investment results were satisfactory.

California Quality Fund. The directors reviewed information showing the performance of the Series compared to the Lipper California Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper California Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Series' performance ranked above the Lipper median for each period presented. The directors also noted that the Series' results had varyingly exceeded or underperformed its benchmarks for the periods shown. The directors further noted that the Series' results had shown recent improvement and were above its competitor average and Lipper benchmark for 2007 and each of the benchmarks for the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the California Quality Fund's investment results were satisfactory.

Florida Fund. The directors reviewed information showing the performance of the Series compared to the Lipper Florida Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Florida Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Series' results were above the Lipper median in the one-year, three-year and ten-year periods presented. The directors also noted that the Series' results had from time to time exceeded certain benchmarks, and had shown recent improvement and were above the Lipper and competitor benchmarks for 2007 and the first six months of 2008. Taking into account these comparisons and the other factors considered, the directors concluded that the Florida Fund's investment results were satisfactory.

New Jersey Fund. The directors reviewed information showing the performance of the Series compared to the Lipper New Jersey Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper New Jersey Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Series' results had shown recent improvement and were above each of its Lipper and competitor benchmarks for 2007, and were above each of its benchmarks for the first six months of 2008. The directors noted that the Series' performance ranked above the Lipper median for the one-year and three-year periods presented. The directors also noted that while the Series' results had from time to time exceeded certain benchmarks, the Series' results were generally below its benchmarks by varying degrees for the periods shown. Taking into account these comparisons and the other factors considered, the directors concluded that the New Jersey Fund's investment results were satisfactory.

North Carolina Fund. The directors reviewed information showing the performance of the Series compared to the Lipper North Carolina Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the

Matters Relating to the Directors'/Trustees' Consideration of the Approval of the Investment Management
Services Agreements


Lipper North Carolina Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Series' results were above the Lipper median for each of the periods presented. The directors noted that the Series' results had shown recent improvement and were above its Lipper and competitor benchmarks for 2007, and were above each of its benchmarks for the first six months of 2008, although the results were varyingly above or below its other benchmarks for the other periods presented. Taking into account these comparisons and the other factors considered, the directors concluded that the North Carolina Fund's investment results were satisfactory.

Pennsylvania Fund. The directors reviewed information showing the performance of the Series' compared to the Lipper Pennsylvania Municipal Debt Funds Average and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Pennsylvania Municipal Debt Funds Average and to a group of competitor funds selected by Seligman. The directors noted that the Series' results had shown recent improvement and were above its competitor average and Lipper benchmark for 2007 and the first six months of 2008. The directors also noted, however, that the Series' results were generally below its benchmarks by varying degrees for most of the other periods presented. Taking into account these comparisons, the other factors considered and the recent improvement in relative performance, the directors concluded that the Pennsylvania Fund's investment results were satisfactory.

MANAGEMENT FEES AND OTHER EXPENSES
The directors considered the proposed advisory fee rate to be paid by each Series to RiverSource, which is the same as the management fee rate currently paid by each Series. In addition to the materials provided by Seligman, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. The directors noted that in the case of California High-Yield Fund and California Quality Fund, the effective advisory fee rate for a RiverSource fund was lower than the proposed advisory fee rate for the corresponding Series. The directors recognized that it is difficult to make comparisons of advisory and management fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared each Series' proposed advisory fee rate to the funds in the applicable Lipper category or a subset thereof having net assets in a range that more closely corresponded to the net assets of the Series (a Series' "peer group"). In considering the proposed advisory fee rates, the directors noted that each Series' current management fee rate covers administrative services provided by Seligman, whereas the Proposed Advisory Agreements do not include such services, but that Ameriprise will provide such services to each Series pursuant to separate administrative services agreements initially without a fee. The directors further considered that the administrative fees, since they are not included in an advisory agreement, could be increased without shareholder approval, although RiverSource noted that, at the time, it did not have an intention to seek an increase, and that any such administrative fee increase would require board approval. The directors also noted RiverSource's and Ameriprise's covenants in the Transaction's stock purchase agreement regarding compliance with Section 15(f) of the 1940 Act.

The directors also reviewed each Series' total expense ratio as compared to the fees and expenses of funds within its peer group. In considering the expense ratios of each Series, the directors noted that each Series has elected to have shareholder services provided at cost by SDC. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided each Series and their shareholders with a consistently high level of service. The directors noted that RiverSource had previously indicated that no changes to the arrangements with SDC were being proposed at the time by RiverSource.

The directors noted that they had concluded in their most recent continuance considerations that the management fee and total expense ratio for each Series were at an acceptable level in light of the quality of services provided to each Series and in comparison to the Series' peer group; that the advisory fee would not be increased and would stay the same for each Series; that for the Funds (other than the New Jersey Fund and North Carolina Fund) the total expense ratio had been slightly reduced since the time of the most recent consideration approval; and that RiverSource had represented that the overall expenses for the Series were not expected to be adversely affected by the Transaction. On that basis (other than for the New Jersey Fund, the North Carolina Fund and the Pennsylvania Fund, each of which is discussed below), the directors concluded that the total expense ratio and proposed advisory fee for each Series anticipated to result from the proposed arrangements with RiverSource was acceptable.

The directors noted that the New Jersey Fund's expense ratio had slightly increased and was still significantly higher than the peer group median and average and the second highest in its peer group. Seligman explained that the New Jersey Fund's small size relative to the funds in its peer group contributed to its relatively high expense ratio. All of the peer group funds were larger than the New Jersey Fund. On the basis of this review, the directors concluded that the New Jersey Fund's expense ratio was acceptable.

The directors noted that the North Carolina Fund's expense ratio had slightly increased and was significantly higher than the peer group median and average and the highest in its peer group. Seligman explained that the North Carolina Fund's small size relative to the funds in its peer group contributed to its relatively high expense ratio. All of the peer group funds were larger than the North Carolina Fund. On the basis of this review, the directors concluded that the North Carolina Fund's expense ratio was acceptable.

Matters Relating to the Directors'/Trustees' Consideration of the Approval of the Investment Management
Services Agreements

The directors noted that comparative information showed that the Pennsylvania Fund's expense ratio was significantly higher than the peer group median and average and the highest in its peer group, and would have been the highest even if other peer group funds had not benefited from reimbursements by their advisers. Seligman explained that the Pennsylvania Fund's small size relative to the funds in its peer group contributed to its relatively high expense ratio, and that no fund in the peer group was smaller than the Pennsylvania Fund. Seligman also explained that the Pennsylvania Fund was organized as a Pennsylvania trust and had no other series, as a result of which the Pennsylvania Fund was unable to allocate certain expenses over multiple series as could most of the other municipal funds managed by Seligman. On the basis of their review, the directors concluded that the Pennsylvania Fund's expense ratio was acceptable.

ECONOMIES OF SCALE
The directors noted that the management fee schedules for the Series do not contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund-specific economies of scale with respect to services provided by fund advisers. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Series, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors noted that RiverSource had indicated that no changes to the Series' breakpoint arrangements were proposed to be made at the time. Having taken these factors into account, the directors concluded that the absence of breakpoints in each Series' fee rate schedule was acceptable under the Series' circumstances. The directors also recognized that the Series may benefit from certain economies of scale over time by becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Directors/Trustees and Officers

Shareholders elect a Board of Directors/Trustees that oversees the Funds' operations. In connection with the acquisition of the Fund's prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, shareholders of the Funds voted at Special Meetings of Shareholders held on November 3, 2008 to elect 10 members to the Funds' Boards. Messrs. Maher and Richie served on the Funds' Boards prior to the acquisition and will continue to do so.

Each member of the Boards oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director/Trustee is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors/Trustees

NAME, (AGE), POSITION(S)   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, DIRECTORSHIPS
HELD WITH THE FUNDS        AND OTHER INFORMATION
------------------------------------------------------------------------------------------
Kathleen Blatz             Attorney. Formerly, Chief Justice, Minnesota Supreme Court,
(54)(1,2,6,7)              1998-2006.
-   Director/Trustee:
        From November 7,
    2008
------------------------------------------------------------------------------------------
Arne H. Carlson            Formerly, Chairman, RiverSource Funds, 1999-2006; Governor of
(73)(1,2,3,5,6)            Minnesota.
-   Director/Trustee:
        From November 7,
    2008
------------------------------------------------------------------------------------------
Pamela G. Carlton          President, Springboard -- Partners in Cross Cultural Leadership
(53)(4,6,7)                (consulting company).
-   Director/Trustee:
        From November 7,
    2008
------------------------------------------------------------------------------------------
Patricia M. Flynn          Trustee Professor of Economics and Management, Bentley College.
(57)(1,3,6)                Formerly, Dean, McCallum Graduate School of Business, Bentley
-   Director/Trustee:      College.
        From November 7,
    2008
------------------------------------------------------------------------------------------
Anne P. Jones              Attorney and Consultant.
(73)(1,2,6,7)
-   Director/Trustee:
        From November 7,
    2008
------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA       Director, American Progressive Insurance. Formerly, Managing
(72)(4,6,7)                Director, Shikiar Asset Management.
-   Director/Trustee:
        From November 7,
    2008
------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.      President Emeritus and Professor of Economics, Carleton
(69)(1,2,3,4,6)            College; Director, Valmont Industries, Inc. (manufactures
-   Director/Trustee and   irrigation systems).
        Chairman of the
    Board:
    From November 7, 2008
------------------------------------------------------------------------------------------
John F. Maher (64)(4,6,7)  Retired President and Chief Executive Officer, and former
-   Director/Trustee:      Director, Great Western Financial Corporation (bank holding
        December 2006 to   company) and its principal subsidiary, Great Western Bank (a
    Date                   federal savings bank).
------------------------------------------------------------------------------------------
Catherine James Paglia     Director, Enterprise Asset Management, Inc. (private real
(55)(2,3,4,5,6)            estate and asset management company).
-   Director/Trustee:
        From November 7,
    2008
------------------------------------------------------------------------------------------
Leroy C. Richie            Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration
(66)(3,4,6)                Control Technologies, LLC (auto vibration technology); Lead
-   Director/Trustee:      Outside Director, Digital Ally Inc. (digital imaging) and
    2000 to Date           Infinity, Inc. (oil and gas exploration and production);
                           Director and Chairman, Highland Park Michigan Economic
                           Development Corp.; and Chairman, Detroit Public Schools
                           Foundation; Director, OGE Energy Corp. (energy and energy
                           services provider). Formerly, Chairman and Chief Executive
                           Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified
                           energy and chemical company); Trustee, New York University Law
                           Center Foundation; and Vice Chairman, Detroit Medical Center
                           and Detroit Economic Growth Corp.
------------------------------------------------------------------------------------------
Allison Taunton-Rigby      Chief Executive Officer and Director, RiboNovix, Inc. since
(64)(3,4,5,6)              2003 (biotechnology); Director, Idera Pharmaceutical, Inc.
-   Director:              (biotechnology); Healthways, Inc. (health management programs).
        From November 7,   Formerly, President, Forester Biotech.
    2008
------------------------------------------------------------------------------------------




--------
See footnotes on page 54.

Interested Director*

NAME, (AGE), POSITION(S)             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, DIRECTORSHIPS
HELD WITH THE FUNDS, ADDRESS         AND OTHER INFORMATION
----------------------------------------------------------------------------------------------------
William F. Truscott (47)*(6)         President -- US Asset Management and Chief Investment Advisor,
-   Director/Trustee and Vice        Ameriprise Financial, Inc. and President, Chairman of the
        President:                   Board, and Chief Investment Officer, RiverSource Investments,
        From November 7, 2008        LLC; Director, President and Chief Executive Officer,
                                     Ameriprise Certificate Company; and Chairman of the Board,
                                     Chief Executive Officer, and President, RiverSource
                                     Distributors, Inc. Formerly, Senior Vice President -- Chief
                                     Investment Officer, Ameriprise Financial, Inc.; and Chairman of
                                     the Board and Chief Investment Officer, RiverSource
                                     Investments, LLC, 2001-2005.
----------------------------------------------------------------------------------------------------




--------
    * Mr. Truscott is considered an "interested person" of the Funds, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:   1 Board Governance Committee         5 Executive Committee
          2 Compliance Committee               6 Investment Review Committee
          3 Contracts Committee                7 Joint Audit Committee
          4 Distribution Committee


Officers of the Funds

Each Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director/Trustee and Vice President of each Fund, the Funds' other officers are:

NAME, (AGE), POSITION(S)
HELD WITH THE FUNDS, ADDRESS          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------
Patrick T. Bannigan (42)              Director and Senior Vice President -- Asset Management,
-   President:                        Products and Marketing, RiverSource Investments, LLC; Director
        From November 7, 2008         and Vice President -- Asset Management, Products and Marketing,
-   172 Ameriprise Financial Center   RiverSource Distributors, Inc.  Formerly, Managing Director and
        Minneapolis, MN 55474         Global Head of Product, Morgan Stanley Investment Management,
                                      2004-2006; President, Touchstone Investments, 2002-2004.
-----------------------------------------------------------------------------------------------------
Michelle M. Keeley (44)               Executive Vice President -- Equity and Fixed Income, Ameriprise
-   Vice President:                   Financial, Inc. and RiverSource Investments, LLC; Vice
        From November 7, 2008         President -- Investments, Ameriprise Certificate Company.
-   172 Ameriprise Financial Center   Formerly, Senior Vice President -- Fixed Income, Ameriprise
        Minneapolis, MN 55474         Financial, Inc., 2002-2006 and RiverSource Investments, LLC,
                                      2004-2006.
-----------------------------------------------------------------------------------------------------
Amy K. Johnson (42)                   Vice President -- Asset Management and Trust Company Services,
-   Vice President:                   RiverSource Investments, LLC. Formerly, Vice
       From November 7, 2008          President -- Operations and Compliance, RiverSource
-   5228 Ameriprise Financial Center  Investments, LLC, 2004-2006; Director of Product
       Minneapolis, MN 55474          Development -- Mutual Funds, Ameriprise Financial, Inc., 2001-
                                      2004.
-----------------------------------------------------------------------------------------------------
Scott R. Plummer (49)                 Vice President and Chief Counsel -- Asset Management,
-   Vice President, General Counsel   Ameriprise Financial, Inc.; Chief Counsel, RiverSource
       and Secretary:                 Distributors, Inc. and Chief Legal Officer and Assistant
       From November 7, 2008          Secretary, RiverSource Investments, LLC; Vice President,
-   5228 Ameriprise Financial Center  General Counsel, and Secretary, Ameriprise Certificate Company.
       Minneapolis, MN 55474          Formerly, Vice President -- Asset Management Compliance,
                                      Ameriprise Financial, Inc., 2004-2005; Senior Vice President
                                      and Chief Compliance Officer, USBancorp Asset Management, 2002-
                                      2004.
-----------------------------------------------------------------------------------------------------
Lawrence P. Vogel (51)                Treasurer of each of the investment companies of the Seligman
-   Treasurer: 2000 to Date           Group of Funds since 2000; and Treasurer, Seligman Data Corp.
-   100 Park Avenue                   since 2000. Formerly, Senior Vice President, J. & W. Seligman &
       New York, NY 10017             Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992-2008.
-----------------------------------------------------------------------------------------------------
Eleanor T.M. Hoagland (56)            Chief Compliance Officer, RiverSource Investments, LLC (J. & W.
-   Chief Compliance Officer:         Seligman & Co. Incorporated prior to November 7, 2008), of each
       2004 to Date                   of the investment companies of the Seligman Group of Funds
-   Money Laundering Prevention       since 2004; Money Laundering Prevention Officer and Identity
       Officer and Identity Theft     Theft Prevention Officer, RiverSource Investments, LLC for each
       Prevention Officer:            of the investment companies of the Seligman Group of Funds
       From November 7, 2008          since November 7, 2008. Formerly, Managing Director, J. & W.
-   100 Park Avenue New York, NY      Seligman & Co. Incorporated and Vice President of each of the
       10017                          investment companies of the Seligman Group of Funds, 2004-2008.
-----------------------------------------------------------------------------------------------------



  The Funds' Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Funds, or to make shareholder inquiries.

Additional Fund Information

QUARTERLY SCHEDULE OF INVESTMENTS

A complete schedule of portfolio holdings owned by the Funds will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or
(ii) on the SEC's website at WWW.SEC.GOV.(1 )In addition, the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund's Form N-Q is also made available to shareholders on Seligman's website at WWW.SELIGMAN.COM.(1)

PROXY VOTING

A description of the policies and procedures used by the Funds to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year, will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect
(212) 682-7600 outside the US and (ii) on the SEC's website at WWW.SEC.GOV.(1) Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

----------
(1) These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Funds' prospectus or statements of additional information.

                LOGO

           This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest/Capital Stock of each fund of Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series, which contains information about the investment objectives, risks, charges and expenses of the Funds, each of which should be considered carefully before investing or sending money.





TEB2 9/08